Fourth Quarter Fiscal 2026 August 12, 2026 Investor Presentation Exhibit 99.2

Forward-Looking Statements This presentation contains forward-looking statements relating to future events and expectations, including our expectations regarding our estimates and projections for our business outlook for the first quarter of fiscal 2027, each of which is based on certain assumptions and contingencies. The forward-looking statements are made pursuant to the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995 and relate to the Company’s performance on a going-forward basis. The forward-looking statements in this investor presentation involve risks and uncertainties, which could cause actual results, performance, or trends to differ materially from those described in this presentation. The Company believes that all forward-looking statements made by it herein have a reasonable basis, but there can be no assurance that management’s expectations, beliefs, or projections as expressed in the forward-looking statements will actually occur or prove to be correct. In addition to general industry and global economic conditions, factors that could cause actual results to differ materially from those discussed in the forward-looking statements herein include but are not limited to: (i) the failure of any one or more of the assumptions stated herein to prove to be correct; (ii) changes in demand in the Company’s end markets along with the Company’s ability to respond to such market changes; (iii) our failure to accurately estimate customer demand and future sales and/or fluctuations in purchasing patterns of customers and end users; (iv) the ability of the Company to retain and hire key employees; (v) the terms of the Company’s indebtedness and ability to service such debt (vi) the timely release of new products and acceptance of such new products by the market; (vii) the introduction of new products by competitors and other competitive responses; (viii) the risks to realizing the benefits of investments in R&D and commercialization of innovations; (ix) the risks that the Company’s stock price will not trade in line with industrial technology leaders; (x) the impact of international conflict and economic volatility in either domestic or foreign markets, including risks related to the impact of trade protection measures, such as import tariffs by the United States or retaliatory actions taken by other countries; and/or (xi) the risks relating to forward-looking statements and other “Risk Factors” identified from time to time in our filings with the SEC, including our Annual Report on Form 10-K for the fiscal year ended June 30, 2025, and our subsequently filed Quarterly Reports on Form 10-Q and Form 10-K, which filings are available from the SEC. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company disclaims any obligation to update information contained in these forward-looking statements, whether as a result of new information, future events or developments, or otherwise. Unless otherwise indicated in this presentation, all information in this presentation is as of August 12, 2026. This presentation contains non-GAAP financial measures and key metrics relating to the Company’s past performance. We believe the presentation of these non-GAAP financial measures enhances investors' overall understanding of our historical financial performance and assists investors in comparing our performance across reporting periods. These non-GAAP financial measures are in addition to, and not a substitute for or superior to, measures of financial performance prepared in accordance with U.S. GAAP. There are a number of limitations related to the use of these non-GAAP financial measures versus their nearest GAAP equivalents. For example, other companies may calculate non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison. As required by Regulation G, we have provided reconciliations of those measures to the most directly comparable GAAP measures in the section captioned “GAAP to NON-GAAP RECONCILIATION.” The Company has not provided a quantitative reconciliation of forward-looking non-GAAP gross margin percentage, non-GAAP operating expenses, non-GAAP tax rate and non-GAAP earnings per share, because we cannot, without unreasonable efforts, forecast certain items required to develop comparable GAAP measures.  These items include, without limitation, restructuring charges; integration, site consolidation and other expenses; foreign exchange gains (losses); and share based compensation expense.  The variability of these items could significantly impact our future GAAP financial results and we believe that the inclusion of any such reconciliations would imply a degree or precision that could be confusing or misleading to investors.

Gross MARGIN and earnings per share GAAP to Non-GAAP Reconciliations REVENUE BY SEGMENT [Data used for bar graph] $ Millions 45,838 45,930 46,022 46,112 46,203 Datacenter and Communications 1,018 1,090 1,208 1,362 1,615 0.79 0.70857315964859136 Industrial 511 491 478 444 431 0.21 Total 1,529 1,581 1,686 1,806 2,046 1 REVENUE BY MARKET [Data used for bar graph] $ Millions 45,838 45,930 46,022 46,112 46,203 Datacenter and Communications 1,018 1,090 1,208 1,362 1,615 0.79 Industrial 511 491 478 444 431 0.21 Total 1,529 1,581 1,686 1,806 2,046 1 REVENUE BY REGION [Data used for bar graph] $ Millions 45,382 45,473 45,565 45,657 45,747 North America 688 756 807 860 944 0.63 0.1 0.37 Europe 182 182 169 167 173 0.12 0.04 -0.05 Japan & Korea 155 167 165 187 177 0.12 -0.05 0.14000000000000001 China 154 173 170 184 161 0.11 rounded to foot -0.13 0.05 Other 30 36 37 37 43 0.03 0.16 0.43 Total 1,209 1,314 1,348 1,435 1,498 1 0.04 0.24 GROSS MARGIN RECONCILIATION $ Millions (Unaudited) 46,203 46,112 46,022 45,930 45,838 Gross margin on GAAP basis 787 680 623 579 546 Share-based compensation 7 6 6 6 6 Amortization of acquired intangibles 28 28 28 28 31 Fair value adjustment on acquired inventory 0 0 Start-up costs 0 0 Integration, site consolidation and other 0 0 0 0 0 Gross margin on non-GAAP basis 823 714 657 613 582 OPERATING EXPENSES RECONCILIATION $ Millions (Unaudited) 46,203 46,112 46,022 45,930 45,838 R&D on GAAP basis 216 186 166 155 156 Share-based compensation -8 -7 -7 -7 -6 Amortization of acquired intangibles 0 0 0 0 0 Start-up costs 0 0 Integration, site consolidation and other R&D on non-GAAP basis 208 178 159 148 150 SG&A on GAAP basis 266 268 259 252 245 Share-based compensation -39 -37 -32 -32 -33 Amortization of acquired intangibles -42 -42 -43 -42 -41 Financing fees 0 0 -1 0 0 Integration, site consolidation and other -17 -19 -21 -23 -14 SG&A on non-GAAP basis 169 170 162 156 157 Restructuring on GAAP basis 6 34 4 19 54 Restructuring -6 -34 -4 -19 -54 Restructuring on non-GAAP basis 0 0 0 0 0 Impairment of assets held-for-sale on GAAP basis 44 0 11 9 85 Impairment of assets held-for-sale -44 0 -11 -9 -85 Impairment of assets held-for-sale on non-GAAP basis 0 0 0 0 0 Gain on sale of business on GAAP basis 0 -9 0 -,115 0 Gain on sale of business 0 9 0 115 0 Gain on sale of business on non-GAAP basis 0 0 0 0 0 INCOME FROM OPERATIONS RECONCILIATION $ Millions (Unaudited) 46,203 46,112 46,022 45,930 45,838 Op. income on GAAP basis 254 201 184 259 6 Share-based compensation 54 51 45 45 44 Fair value adjustment on acquired inventory 0 0 0 0 0 Amortization of acquired intangibles 70 71 71 70 72 Restructuring charges 6 34 4 19 54 Financing fees 0 0 1 0 0 Impairment of assets held-for-sale 44 0 11 9 85 Gain on sale of business 0 -9 0 -,115 0 Integration, site consolidation and other 18 19 21 22 14 Op. income on non-GAAP basis 446 366 336 309 275 Non-GAAP Op. Margin Percentage 0.218 0.20300000000000001 0.19899999999999998 0.19500000000000001 0.18 NET EARNINGS RECONCILIATION $ Millions (Unaudited) 46,203 46,112 46,022 45,930 45,838 Net earnings (loss) attributable to Coherent Corp. on GAAP basis 241 191 147 226 -96 Share-based compensation 54 51 45 45 44 Amortization of acquired intangibles 70 71 71 70 72 Fair value adjustment on acquired inventory 0 0 Start-up costs 0 0 Foreign currency exch. (gains) losses -4 1 -2 -1 37 Restructuring charges 6 34 4 19 54 Impairment of assets held-for-sale 44 0 11 9 85 Gain on sale of business 0 -9 0 -,115 0 Integration, site consolidation and other 18 19 21 22 14 Gain on sale of investment -38 -14 -15 -7 0 Financing fees 0 0 1 12 0 Non-controlling interest impact of non-GAAP items 0 -6 0 0 0 Tax impact of non-GAAP measures -39 -61 -33 -60 -18 Net earnings attributable to Coherent Corp. on non-GAAP basis 351 276 248 221 192 GROSS MARGIN AND EARNINGS PER COMMON SHARE $ Millions (Unaudited) 46,203 46,112 46,022 45,930 45,838 Gross margin on GAAP basis 787 680 623 579 546 Share-based compensation 7 6 6 6 6 Amortization of acquired intangibles 28 28 28 28 31 Integration, site consolidation and other 0 0 0 0 0 Gross margin on non-GAAP basis 823 714 657 613 582 $ for EPS, $ Millions for shares (Unaudited) 46,203 46,112 46,022 45,930 45,838 Common shares, GAAP 195.7 190.2 167.5 156.19999999999999 155.5 Effect of dilutive securities: Common stock equivalents 6.6 6.1 5.5 4.5999999999999996 0 Series B Redeemable Preferred Stock 0 0 19.8 29.9 0 Diluted weighted average common shares, GAAP 202.2 196.4 192.8 190.7 155.5 Common shares, Non-GAAP 195.7 190.2 167.5 156.19999999999999 155.5 Effect of dilutive securities: Common stock equivalents 6.6 6.1 5.5 4.5999999999999996 3.7 Series B Redeemable Preferred Stock 0 0 19.8 29.9 0 Diluted weighted average common shares, Non-GAAP 202.2 196.4 192.8 190.7 159.19999999999999 Net earnings (loss) attributable to Coherent Corp., GAAP Basic Earnings (Loss) Per Share 1.23 1.01 0.87 1.24 -0.83 Diluted Earnings (Loss) Per Share 1.19 0.97 0.76 1.19 -0.83 Net earnings attributable to Coherent Corp., non-GAAP Basic Earnings Per Share 1.79 1.45 1.47 1.2 1.02 Diluted Earnings Per Share 1.74 1.41 1.29 1.1599999999999999 1 NET EARNINGS, GAAP, AND ADJUSTED EBITDA RECONCILIATION $ Millions (Unaudited) 46,203 46,112 46,022 45,930 45,838 Net earnings (loss) on GAAP basis 236 182 144 225 -98 Income taxes (benefit) 42 3 24 -8 35 Depreciation and amortization 141 133 126 122 135 Interest expense 41 45 46 59 55 Interest income -19 -11 -10 -10 -11 EBITDA 441 351 330 389 116 EBITDA margin 0.21600000000000003 0.19399999999999998 0.19600000000000001 0.24600000000000002 7.5999999999999998 Prelim. fair value adj. on acquired inv. 0 0 Share-based compensation 45 51 45 45 44 Foreign currency exch. (gains) losses -2 1 -2 -1 37 Start-up costs 0 0 Restructuring charges 6 34 4 19 54 Impairment of assets held-for-sale 44 0 11 9 85 Gain on sale of business 0 -9 0 -,115 0 Financing fees -38 -14 -14 6 0 Integration, site consolidation and other 18 19 21 22 14 Adjusted EBITDA 521 433 395 347 350 Less: adjusted EBITDA attributable to noncontrolling interests 3 3 1 0 1 Adjusted EBITDA attributable to Coherent Corp. 524 436 396 373 351 Adjusted EBITDA margin attributable to Coherent Corp. 0.25600000000000001 0.24100000000000002 0.23500000000000001 0.23600000000000002 0.22899999999999998 NET EARNINGS RECONCILIATION, GAAP to non-GAAP $ Millions (Unaudited) 46,203 Net earnings attributable to Coherent Corp. on GAAP basis 241 Share-based compensation 54 Amortization of acquired intangibles 70 Foreign currency exch. (gains) losses -4 Restructuring charges 6 Impairment of assets held-for-sale 44 Gain on sale of business 0 Integration, site consolidation and other 18 Gain on sale of investment -38 Financing fees 0 Non-controlling interest impact of non-GAAP items 0 Tax impact of non-GAAP measures -39 Net earnings attributable to Coherent Corp. on non-GAAP basis 351 Basic weighted average shares, GAAP 195.7 Diluted weighted average shares, GAAP 202.2 Diluted weighted average shares, non-GAAP 202.2 Net diluted earnings per share attributable to Coherent Corp., GAAP $1.19 Net earnings per share attributable to Coherent Corp., non-GAAP $1.74 REVENUE BY SEGMENT [Data used for bar graph] $ Millions 45,838 45,930 46,022 46,112 46,203 Datacenter and Communications 1,018 1,090 1,208 1,362 1,615 0.79 0.70857315964859136 Industrial 511 491 478 444 431 0.21 Total 1,529 1,581 1,686 1,806 2,046 1 REVENUE BY MARKET [Data used for bar graph] $ Millions 45,838 45,930 46,022 46,112 46,203 Datacenter and Communications 1,018 1,090 1,208 1,362 1,615 0.79 Industrial 511 491 478 444 431 0.21 Total 1,529 1,581 1,686 1,806 2,046 1 REVENUE BY REGION [Data used for bar graph] $ Millions 45,382 45,473 45,565 45,657 45,747 North America 688 756 807 860 944 0.63 0.1 0.37 Europe 182 182 169 167 173 0.12 0.04 -0.05 Japan & Korea 155 167 165 187 177 0.12 -0.05 0.14000000000000001 China 154 173 170 184 161 0.11 rounded to foot -0.13 0.05 Other 30 36 37 37 43 0.03 0.16 0.43 Total 1,209 1,314 1,348 1,435 1,498 1 0.04 0.24 GROSS MARGIN RECONCILIATION $ Millions (Unaudited) 46,203 46,112 46,022 45,930 45,838 Gross margin on GAAP basis 787 680 623 579 546 Share-based compensation 7 6 6 6 6 Amortization of acquired intangibles 28 28 28 28 31 Fair value adjustment on acquired inventory 0 0 Start-up costs 0 0 Integration, site consolidation and other 0 0 0 0 0 Gross margin on non-GAAP basis 823 714 657 613 582 OPERATING EXPENSES RECONCILIATION $ Millions (Unaudited) 46,203 46,112 46,022 45,930 45,838 R&D on GAAP basis 216 186 166 155 156 Share-based compensation -8 -7 -7 -7 -6 Amortization of acquired intangibles 0 0 0 0 0 Start-up costs 0 0 Integration, site consolidation and other R&D on non-GAAP basis 208 178 159 148 150 SG&A on GAAP basis 266 268 259 252 245 Share-based compensation -39 -37 -32 -32 -33 Amortization of acquired intangibles -42 -42 -43 -42 -41 Financing fees 0 0 -1 0 0 Integration, site consolidation and other -17 -19 -21 -23 -14 SG&A on non-GAAP basis 169 170 162 156 157 Restructuring on GAAP basis 6 34 4 19 54 Restructuring -6 -34 -4 -19 -54 Restructuring on non-GAAP basis 0 0 0 0 0 Impairment of assets held-for-sale on GAAP basis 44 0 11 9 85 Impairment of assets held-for-sale -44 0 -11 -9 -85 Impairment of assets held-for-sale on non-GAAP basis 0 0 0 0 0 Gain on sale of business on GAAP basis 0 -9 0 -,115 0 Gain on sale of business 0 9 0 115 0 Gain on sale of business on non-GAAP basis 0 0 0 0 0 INCOME FROM OPERATIONS RECONCILIATION $ Millions (Unaudited) 46,203 46,112 46,022 45,930 45,838 Op. income on GAAP basis 254 201 184 259 6 Share-based compensation 54 51 45 45 44 Fair value adjustment on acquired inventory 0 0 0 0 0 Amortization of acquired intangibles 70 71 71 70 72 Restructuring charges 6 34 4 19 54 Financing fees 0 0 1 0 0 Impairment of assets held-for-sale 44 0 11 9 85 Gain on sale of business 0 -9 0 -,115 0 Integration, site consolidation and other 18 19 21 22 14 Op. income on non-GAAP basis 446 366 336 309 275 Non-GAAP Op. Margin Percentage 0.218 0.20300000000000001 0.19899999999999998 0.19500000000000001 0.18 NET EARNINGS RECONCILIATION $ Millions (Unaudited) 46,203 46,112 46,022 45,930 45,838 Net earnings (loss) attributable to Coherent Corp. on GAAP basis 241 191 147 226 -96 Share-based compensation 54 51 45 45 44 Amortization of acquired intangibles 70 71 71 70 72 Fair value adjustment on acquired inventory 0 0 Start-up costs 0 0 Foreign currency exch. (gains) losses -4 1 -2 -1 37 Restructuring charges 6 34 4 19 54 Impairment of assets held-for-sale 44 0 11 9 85 Gain on sale of business 0 -9 0 -,115 0 Integration, site consolidation and other 18 19 21 22 14 Gain on sale of investment -38 -14 -15 -7 0 Financing fees 0 0 1 12 0 Non-controlling interest impact of non-GAAP items 0 -6 0 0 0 Tax impact of non-GAAP measures -39 -61 -33 -60 -18 Net earnings attributable to Coherent Corp. on non-GAAP basis 351 276 248 221 192 GROSS MARGIN AND EARNINGS PER COMMON SHARE $ Millions (Unaudited) 46,203 46,112 46,022 45,930 45,838 Gross margin on GAAP basis 787 680 623 579 546 Share-based compensation 7 6 6 6 6 Amortization of acquired intangibles 28 28 28 28 31 Integration, site consolidation and other 0 0 0 0 0 Gross margin on non-GAAP basis 823 714 657 613 582 $ for EPS, $ Millions for shares (Unaudited) 46,203 46,112 46,022 45,930 45,838 Common shares, GAAP 195.7 190.2 167.5 156.19999999999999 155.5 Effect of dilutive securities: Common stock equivalents 6.6 6.1 5.5 4.5999999999999996 0 Series B Redeemable Preferred Stock 0 0 19.8 29.9 0 Diluted weighted average common shares, GAAP 202.2 196.4 192.8 190.7 155.5 Common shares, Non-GAAP 195.7 190.2 167.5 156.19999999999999 155.5 Effect of dilutive securities: Common stock equivalents 6.6 6.1 5.5 4.5999999999999996 3.7 Series B Redeemable Preferred Stock 0 0 19.8 29.9 0 Diluted weighted average common shares, Non-GAAP 202.2 196.4 192.8 190.7 159.19999999999999 Net earnings (loss) attributable to Coherent Corp., GAAP Basic Earnings (Loss) Per Share 1.23 1.01 0.87 1.24 -0.83 Diluted Earnings (Loss) Per Share 1.19 0.97 0.76 1.19 -0.83 Net earnings attributable to Coherent Corp., non-GAAP Basic Earnings Per Share 1.79 1.45 1.47 1.2 1.02 Diluted Earnings Per Share 1.74 1.41 1.29 1.1599999999999999 1 NET EARNINGS, GAAP, AND ADJUSTED EBITDA RECONCILIATION $ Millions (Unaudited) 46,203 46,112 46,022 45,930 45,838 Net earnings (loss) on GAAP basis 236 182 144 225 -98 Income taxes (benefit) 42 3 24 -8 35 Depreciation and amortization 141 133 126 122 135 Interest expense 41 45 46 59 55 Interest income -19 -11 -10 -10 -11 EBITDA 441 351 330 389 116 EBITDA margin 0.21600000000000003 0.19399999999999998 0.19600000000000001 0.24600000000000002 7.5999999999999998 Prelim. fair value adj. on acquired inv. 0 0 Share-based compensation 45 51 45 45 44 Foreign currency exch. (gains) losses -2 1 -2 -1 37 Start-up costs 0 0 Restructuring charges 6 34 4 19 54 Impairment of assets held-for-sale 44 0 11 9 85 Gain on sale of business 0 -9 0 -,115 0 Financing fees -38 -14 -14 6 0 Integration, site consolidation and other 18 19 21 22 14 Adjusted EBITDA 521 433 395 347 350 Less: adjusted EBITDA attributable to noncontrolling interests 3 3 1 0 1 Adjusted EBITDA attributable to Coherent Corp. 524 436 396 373 351 Adjusted EBITDA margin attributable to Coherent Corp. 0.25600000000000001 0.24100000000000002 0.23500000000000001 0.23600000000000002 0.22899999999999998 NET EARNINGS RECONCILIATION, GAAP to non-GAAP $ Millions (Unaudited) 46,203 Net earnings attributable to Coherent Corp. on GAAP basis 241 Share-based compensation 54 Amortization of acquired intangibles 70 Foreign currency exch. (gains) losses -4 Restructuring charges 6 Impairment of assets held-for-sale 44 Gain on sale of business 0 Integration, site consolidation and other 18 Gain on sale of investment -38 Financing fees 0 Non-controlling interest impact of non-GAAP items 0 Tax impact of non-GAAP measures -39 Net earnings attributable to Coherent Corp. on non-GAAP basis 351 Basic weighted average shares, GAAP 195.7 Diluted weighted average shares, GAAP 202.2 Diluted weighted average shares, non-GAAP 202.2 Net diluted earnings per share attributable to Coherent Corp., GAAP $1.19 Net earnings per share attributable to Coherent Corp., non-GAAP $1.74

Q4 FY26 NON-GAAP FINANCIAL RESULTS

Revenue Growth Acceleration and Gross Margin Expansion Driven by Datacenter Demand

REVENUE	GROSS MARGIN	EARNINGS PER SHARE
↑ 42%*	↑ 215BP*	↑ 74%*
$2.05B in Q4 FY26 vs. $1.44B in Q4 FY25*	40.2% in Q4 FY26 vs. 38.1% in Q4 FY25	$1.74 in Q4 FY26 vs. $1.00 in Q4 FY25

- ☑ **Coherent received CHIPS Letter of Intent award for $50M**
- ☑ **NVIDIA and Coherent partnered to celebrate groundbreaking ceremony at Coherent's Sherman, TX facility**

Revenue Mix Reflects Rapid Growth of Datacenter & Communications Segment*


INDUSTRIAL
21%
79%
DATACENTER & COMMUNICATIONS

DATACENTER & COMMUNICATIONS

↑ **59%**
Q4 FY26/Q4 FY25

INDUSTRIAL

↑ **1%***
Q4 FY26/Q4 FY25

Revenue and revenue growth are shown on a pro forma basis to exclude for all periods revenue from the sale of our former Aerospace & Defense business, which closed on September 2, 2025 and our Munich, Germany business, which closed on January 30, 2026. Gross margin and earnings per share are based on financial results reported August 12, 2026. Please refer to reconciliation of GAAP to Non-GAAP gross margin, and reconciliation of GAAP and Non-GAAP EPS.

COHERENT

Copyright 2026, Coherent. All rights reserved.

4

QUARTERLY REVENUE BY Market SEGMENT

BUILDING THE NEXT-GEN AI DATACENTER

Meeting customer demands for scalable, high-performance and efficient infrastructure



SCALING CAPACITY

- Ramping Datacenter and Communications capacity – end to end, from materials to systems, building the infrastructure to connect AI at scale
- On track to double internal InP output by year-end and more than double again by 2027
- 6-inch platform producing EMLs, CW lasers, and photodiodes, with higher yields than 3-inch lines



ACCELERATING PERFORMANCE

- Multiple CPO architectures, Silicon Photonics, InP, and VCSEL, enable flexible networks
- 400G/lane links delivering higher bandwidth and faster data transfer while simplifying architecture
- Advanced multi-rail optical transport delivering 4X fiber capacity



ENHANCING EFFICIENCY

- Advanced thermal and cooling solutions for dense, high performance AI environments
- Improved power efficiency per bit across optical systems
- Materials innovation reducing cost and energy consumption

COHERENT

Copyright 2026, Coherent. All rights reserved.

6

Investing to EXPAND Technology Leadership and Unmatched Manufacturing Scale SUPPORTING U.S. MANUFACTURING CAPABILITIES WITH GOVERNMENT PARTNERSHIP EXPANDING CAPACITY TO SUPPORT NEXT GENERATION OF AI INFRASTRUCTURE WITH NVIDIA IDENTIFIED AS ONE OF AMERICA‘s TOP PERFORMING COMPANIES Signed letter of intent for up to $50M in CHIPS Act funding, building on $20M previously provided through Texas Semiconductor Innovation Fund and the Sherman Economic Development Corporation. Groundbreaking ceremony in Sherman, TX celebrated the modernization and expansion of Coherent’s manufacturing facility Based on employee satisfaction, financial performance and sustainability transparency, Coherent was named to TIME’s America’s Best Companies of 2026 Read more here Read more here Read more here Recent Announcements

Entering a new phase of accelerated growth Existing Growth Engines New Growth Engines Transceivers 1.6T, 3.2T, 6.4T DCI Transceivers ZR/ZR+ Transport/Transmission Optical Circuit Switch Optical Components Multi-rail Adding $20B+ Incremental SAM $50B+ SAM SAM estimates are for calendar 2030 based on 3rd party and internal estimates. Now H1 2027 New Revenue Thermal Solutions H2 2027 CPO/NPO H2 2026

First quarter fiscal 2027 Outlook (1) REVENUE $2.2 billion to $2.4 billion NON-GAAP GROSS MARGIN 39.5% to 41.5% NON-GAAP OPERATING EXPENSES $400 million to $420 million NON-GAAP TAX RATE 18% to 20% NON-GAAP EARNINGS PER SHARE $1.85 to $2.05 (1) The Company has not provided a quantitative reconciliation of forward-looking non-GAAP gross margin percentage, non-GAAP operating expenses, non-GAAP tax rate and non-GAAP earnings per share, because we cannot, without unreasonable efforts, forecast certain items required to develop comparable GAAP measures. These items include, without limitation, restructuring charges, integration, site consolidation and other expenses, foreign exchange gains (losses), and share based compensation expense. The variability of these items could significantly impact our future GAAP financial results and we believe that the inclusion of any such reconciliations would imply a degree or precision that could be confusing or misleading to investors.

Gaap to Non-Gaap Reconciliation

Gross MARGIN Reconciliation* * Amounts may not foot due to rounding REVENUE BY SEGMENT [Data used for bar graph] $ Millions 45,838 45,930 46,022 46,112 46,203 Datacenter and Communications 1,018 1,090 1,208 1,362 1,615 0.79 0.70857315964859136 Industrial 511 491 478 444 431 0.21 Total 1,529 1,581 1,686 1,806 2,046 1 REVENUE BY MARKET [Data used for bar graph] $ Millions 45,838 45,930 46,022 46,112 46,203 Datacenter and Communications 1,018 1,090 1,208 1,362 1,615 0.79 Industrial 511 491 478 444 431 0.21 Total 1,529 1,581 1,686 1,806 2,046 1 REVENUE BY REGION [Data used for bar graph] $ Millions 45,382 45,473 45,565 45,657 45,747 North America 688 756 807 860 944 0.63 0.1 0.37 Europe 182 182 169 167 173 0.12 0.04 -0.05 Japan & Korea 155 167 165 187 177 0.12 -0.05 0.14000000000000001 China 154 173 170 184 161 0.11 rounded to foot -0.13 0.05 Other 30 36 37 37 43 0.03 0.16 0.43 Total 1,209 1,314 1,348 1,435 1,498 1 0.04 0.24 GROSS MARGIN RECONCILIATION $ Millions (Unaudited) 46,203 46,112 46,022 45,930 45,838 Gross margin on GAAP basis 787 680 623 579 546 Share-based compensation 7 6 6 6 6 Amortization of acquired intangibles 28 28 28 28 31 Fair value adjustment on acquired inventory 0 0 Start-up costs 0 0 Integration, site consolidation and other 0 0 0 0 0 Gross margin on non-GAAP basis 823 714 657 613 582 OPERATING EXPENSES RECONCILIATION $ Millions (Unaudited) 46,203 46,112 46,022 45,930 45,838 R&D on GAAP basis 216 186 166 155 156 Share-based compensation -8 -7 -7 -7 -6 Amortization of acquired intangibles 0 0 0 0 0 Start-up costs 0 0 Integration, site consolidation and other R&D on non-GAAP basis 208 178 159 148 150 SG&A on GAAP basis 266 268 259 252 245 Share-based compensation -39 -37 -32 -32 -33 Amortization of acquired intangibles -42 -42 -43 -42 -41 Financing fees 0 0 -1 0 0 Integration, site consolidation and other -17 -19 -21 -23 -14 SG&A on non-GAAP basis 169 170 162 156 157 Restructuring on GAAP basis 6 34 4 19 54 Restructuring -6 -34 -4 -19 -54 Restructuring on non-GAAP basis 0 0 0 0 0 Impairment of assets held-for-sale on GAAP basis 44 0 11 9 85 Impairment of assets held-for-sale -44 0 -11 -9 -85 Impairment of assets held-for-sale on non-GAAP basis 0 0 0 0 0 Gain on sale of business on GAAP basis 0 -9 0 -,115 0 Gain on sale of business 0 9 0 115 0 Gain on sale of business on non-GAAP basis 0 0 0 0 0 INCOME FROM OPERATIONS RECONCILIATION $ Millions (Unaudited) 46,203 46,112 46,022 45,930 45,838 Op. income on GAAP basis 254 201 184 259 6 Share-based compensation 54 51 45 45 44 Fair value adjustment on acquired inventory 0 0 0 0 0 Amortization of acquired intangibles 70 71 71 70 72 Restructuring charges 6 34 4 19 54 Financing fees 0 0 1 0 0 Impairment of assets held-for-sale 44 0 11 9 85 Gain on sale of business 0 -9 0 -,115 0 Integration, site consolidation and other 18 19 21 22 14 Op. income on non-GAAP basis 446 366 336 309 275 Non-GAAP Op. Margin Percentage 0.218 0.20300000000000001 0.19899999999999998 0.19500000000000001 0.18 NET EARNINGS RECONCILIATION $ Millions (Unaudited) 46,203 46,112 46,022 45,930 45,838 Net earnings (loss) attributable to Coherent Corp. on GAAP basis 241 191 147 226 -96 Share-based compensation 54 51 45 45 44 Amortization of acquired intangibles 70 71 71 70 72 Fair value adjustment on acquired inventory 0 0 Start-up costs 0 0 Foreign currency exch. (gains) losses -4 1 -2 -1 37 Restructuring charges 6 34 4 19 54 Impairment of assets held-for-sale 44 0 11 9 85 Gain on sale of business 0 -9 0 -,115 0 Integration, site consolidation and other 18 19 21 22 14 Gain on sale of investment -38 -14 -15 -7 0 Financing fees 0 0 1 12 0 Non-controlling interest impact of non-GAAP items 0 -6 0 0 0 Tax impact of non-GAAP measures -39 -61 -33 -60 -18 Net earnings attributable to Coherent Corp. on non-GAAP basis 351 276 248 221 192 GROSS MARGIN AND EARNINGS PER COMMON SHARE $ Millions (Unaudited) 46,203 46,112 46,022 45,930 45,838 Gross margin on GAAP basis 787 680 623 579 546 Share-based compensation 7 6 6 6 6 Amortization of acquired intangibles 28 28 28 28 31 Integration, site consolidation and other 0 0 0 0 0 Gross margin on non-GAAP basis 823 714 657 613 582 $ for EPS, $ Millions for shares (Unaudited) 46,203 46,112 46,022 45,930 45,838 Common shares, GAAP 195.7 190.2 167.5 156.19999999999999 155.5 Effect of dilutive securities: Common stock equivalents 6.6 6.1 5.5 4.5999999999999996 0 Series B Redeemable Preferred Stock 0 0 19.8 29.9 0 Diluted weighted average common shares, GAAP 202.2 196.4 192.8 190.7 155.5 Common shares, Non-GAAP 195.7 190.2 167.5 156.19999999999999 155.5 Effect of dilutive securities: Common stock equivalents 6.6 6.1 5.5 4.5999999999999996 3.7 Series B Redeemable Preferred Stock 0 0 19.8 29.9 0 Diluted weighted average common shares, Non-GAAP 202.2 196.4 192.8 190.7 159.19999999999999 Net earnings (loss) attributable to Coherent Corp., GAAP Basic Earnings (Loss) Per Share 1.23 1.01 0.87 1.24 -0.83 Diluted Earnings (Loss) Per Share 1.19 0.97 0.76 1.19 -0.83 Net earnings attributable to Coherent Corp., non-GAAP Basic Earnings Per Share 1.79 1.45 1.47 1.2 1.02 Diluted Earnings Per Share 1.74 1.41 1.29 1.1599999999999999 1 NET EARNINGS, GAAP, AND ADJUSTED EBITDA RECONCILIATION $ Millions (Unaudited) 46,203 46,112 46,022 45,930 45,838 Net earnings (loss) on GAAP basis 236 182 144 225 -98 Income taxes (benefit) 42 3 24 -8 35 Depreciation and amortization 141 133 126 122 135 Interest expense 41 45 46 59 55 Interest income -19 -11 -10 -10 -11 EBITDA 441 351 330 389 116 EBITDA margin 0.21600000000000003 0.19399999999999998 0.19600000000000001 0.24600000000000002 7.5999999999999998 Prelim. fair value adj. on acquired inv. 0 0 Share-based compensation 45 51 45 45 44 Foreign currency exch. (gains) losses -2 1 -2 -1 37 Start-up costs 0 0 Restructuring charges 6 34 4 19 54 Impairment of assets held-for-sale 44 0 11 9 85 Gain on sale of business 0 -9 0 -,115 0 Financing fees -38 -14 -14 6 0 Integration, site consolidation and other 18 19 21 22 14 Adjusted EBITDA 521 433 395 347 350 Less: adjusted EBITDA attributable to noncontrolling interests 3 3 1 0 1 Adjusted EBITDA attributable to Coherent Corp. 524 436 396 373 351 Adjusted EBITDA margin attributable to Coherent Corp. 0.25600000000000001 0.24100000000000002 0.23500000000000001 0.23600000000000002 0.22899999999999998 NET EARNINGS RECONCILIATION, GAAP to non-GAAP $ Millions (Unaudited) 46,203 Net earnings attributable to Coherent Corp. on GAAP basis 241 Share-based compensation 54 Amortization of acquired intangibles 70 Foreign currency exch. (gains) losses -4 Restructuring charges 6 Impairment of assets held-for-sale 44 Gain on sale of business 0 Integration, site consolidation and other 18 Gain on sale of investment -38 Financing fees 0 Non-controlling interest impact of non-GAAP items 0 Tax impact of non-GAAP measures -39 Net earnings attributable to Coherent Corp. on non-GAAP basis 351 Basic weighted average shares, GAAP 195.7 Diluted weighted average shares, GAAP 202.2 Diluted weighted average shares, non-GAAP 202.2 Net diluted earnings per share attributable to Coherent Corp., GAAP $1.19 Net earnings per share attributable to Coherent Corp., non-GAAP $1.74 REVENUE BY SEGMENT [Data used for bar graph] $ Millions 45,838 45,930 46,022 46,112 46,203 Datacenter and Communications 1,018 1,090 1,208 1,362 1,615 0.79 0.70857315964859136 Industrial 511 491 478 444 431 0.21 Total 1,529 1,581 1,686 1,806 2,046 1 REVENUE BY MARKET [Data used for bar graph] $ Millions 45,838 45,930 46,022 46,112 46,203 Datacenter and Communications 1,018 1,090 1,208 1,362 1,615 0.79 Industrial 511 491 478 444 431 0.21 Total 1,529 1,581 1,686 1,806 2,046 1 REVENUE BY REGION [Data used for bar graph] $ Millions 45,382 45,473 45,565 45,657 45,747 North America 688 756 807 860 944 0.63 0.1 0.37 Europe 182 182 169 167 173 0.12 0.04 -0.05 Japan & Korea 155 167 165 187 177 0.12 -0.05 0.14000000000000001 China 154 173 170 184 161 0.11 rounded to foot -0.13 0.05 Other 30 36 37 37 43 0.03 0.16 0.43 Total 1,209 1,314 1,348 1,435 1,498 1 0.04 0.24 GROSS MARGIN RECONCILIATION $ Millions (Unaudited) 46,203 46,112 46,022 45,930 45,838 Gross margin on GAAP basis 787 680 623 579 546 Share-based compensation 7 6 6 6 6 Amortization of acquired intangibles 28 28 28 28 31 Fair value adjustment on acquired inventory 0 0 Start-up costs 0 0 Integration, site consolidation and other 0 0 0 0 0 Gross margin on non-GAAP basis 823 714 657 613 582 OPERATING EXPENSES RECONCILIATION $ Millions (Unaudited) 46,203 46,112 46,022 45,930 45,838 R&D on GAAP basis 216 186 166 155 156 Share-based compensation -8 -7 -7 -7 -6 Amortization of acquired intangibles 0 0 0 0 0 Start-up costs 0 0 Integration, site consolidation and other R&D on non-GAAP basis 208 178 159 148 150 SG&A on GAAP basis 266 268 259 252 245 Share-based compensation -39 -37 -32 -32 -33 Amortization of acquired intangibles -42 -42 -43 -42 -41 Financing fees 0 0 -1 0 0 Integration, site consolidation and other -17 -19 -21 -23 -14 SG&A on non-GAAP basis 169 170 162 156 157 Restructuring on GAAP basis 6 34 4 19 54 Restructuring -6 -34 -4 -19 -54 Restructuring on non-GAAP basis 0 0 0 0 0 Impairment of assets held-for-sale on GAAP basis 44 0 11 9 85 Impairment of assets held-for-sale -44 0 -11 -9 -85 Impairment of assets held-for-sale on non-GAAP basis 0 0 0 0 0 Gain on sale of business on GAAP basis 0 -9 0 -,115 0 Gain on sale of business 0 9 0 115 0 Gain on sale of business on non-GAAP basis 0 0 0 0 0 INCOME FROM OPERATIONS RECONCILIATION $ Millions (Unaudited) 46,203 46,112 46,022 45,930 45,838 Op. income on GAAP basis 254 201 184 259 6 Share-based compensation 54 51 45 45 44 Fair value adjustment on acquired inventory 0 0 0 0 0 Amortization of acquired intangibles 70 71 71 70 72 Restructuring charges 6 34 4 19 54 Financing fees 0 0 1 0 0 Impairment of assets held-for-sale 44 0 11 9 85 Gain on sale of business 0 -9 0 -,115 0 Integration, site consolidation and other 18 19 21 22 14 Op. income on non-GAAP basis 446 366 336 309 275 Non-GAAP Op. Margin Percentage 0.218 0.20300000000000001 0.19899999999999998 0.19500000000000001 0.18 NET EARNINGS RECONCILIATION $ Millions (Unaudited) 46,203 46,112 46,022 45,930 45,838 Net earnings (loss) attributable to Coherent Corp. on GAAP basis 241 191 147 226 -96 Share-based compensation 54 51 45 45 44 Amortization of acquired intangibles 70 71 71 70 72 Fair value adjustment on acquired inventory 0 0 Start-up costs 0 0 Foreign currency exch. (gains) losses -4 1 -2 -1 37 Restructuring charges 6 34 4 19 54 Impairment of assets held-for-sale 44 0 11 9 85 Gain on sale of business 0 -9 0 -,115 0 Integration, site consolidation and other 18 19 21 22 14 Gain on sale of investment -38 -14 -15 -7 0 Financing fees 0 0 1 12 0 Non-controlling interest impact of non-GAAP items 0 -6 0 0 0 Tax impact of non-GAAP measures -39 -61 -33 -60 -18 Net earnings attributable to Coherent Corp. on non-GAAP basis 351 276 248 221 192 GROSS MARGIN AND EARNINGS PER COMMON SHARE $ Millions (Unaudited) 46,203 46,112 46,022 45,930 45,838 Gross margin on GAAP basis 787 680 623 579 546 Share-based compensation 7 6 6 6 6 Amortization of acquired intangibles 28 28 28 28 31 Integration, site consolidation and other 0 0 0 0 0 Gross margin on non-GAAP basis 823 714 657 613 582 $ for EPS, $ Millions for shares (Unaudited) 46,203 46,112 46,022 45,930 45,838 Common shares, GAAP 195.7 190.2 167.5 156.19999999999999 155.5 Effect of dilutive securities: Common stock equivalents 6.6 6.1 5.5 4.5999999999999996 0 Series B Redeemable Preferred Stock 0 0 19.8 29.9 0 Diluted weighted average common shares, GAAP 202.2 196.4 192.8 190.7 155.5 Common shares, Non-GAAP 195.7 190.2 167.5 156.19999999999999 155.5 Effect of dilutive securities: Common stock equivalents 6.6 6.1 5.5 4.5999999999999996 3.7 Series B Redeemable Preferred Stock 0 0 19.8 29.9 0 Diluted weighted average common shares, Non-GAAP 202.2 196.4 192.8 190.7 159.19999999999999 Net earnings (loss) attributable to Coherent Corp., GAAP Basic Earnings (Loss) Per Share 1.23 1.01 0.87 1.24 -0.83 Diluted Earnings (Loss) Per Share 1.19 0.97 0.76 1.19 -0.83 Net earnings attributable to Coherent Corp., non-GAAP Basic Earnings Per Share 1.79 1.45 1.47 1.2 1.02 Diluted Earnings Per Share 1.74 1.41 1.29 1.1599999999999999 1 NET EARNINGS, GAAP, AND ADJUSTED EBITDA RECONCILIATION $ Millions (Unaudited) 46,203 46,112 46,022 45,930 45,838 Net earnings (loss) on GAAP basis 236 182 144 225 -98 Income taxes (benefit) 42 3 24 -8 35 Depreciation and amortization 141 133 126 122 135 Interest expense 41 45 46 59 55 Interest income -19 -11 -10 -10 -11 EBITDA 441 351 330 389 116 EBITDA margin 0.21600000000000003 0.19399999999999998 0.19600000000000001 0.24600000000000002 7.5999999999999998 Prelim. fair value adj. on acquired inv. 0 0 Share-based compensation 45 51 45 45 44 Foreign currency exch. (gains) losses -2 1 -2 -1 37 Start-up costs 0 0 Restructuring charges 6 34 4 19 54 Impairment of assets held-for-sale 44 0 11 9 85 Gain on sale of business 0 -9 0 -,115 0 Financing fees -38 -14 -14 6 0 Integration, site consolidation and other 18 19 21 22 14 Adjusted EBITDA 521 433 395 347 350 Less: adjusted EBITDA attributable to noncontrolling interests 3 3 1 0 1 Adjusted EBITDA attributable to Coherent Corp. 524 436 396 373 351 Adjusted EBITDA margin attributable to Coherent Corp. 0.25600000000000001 0.24100000000000002 0.23500000000000001 0.23600000000000002 0.22899999999999998 NET EARNINGS RECONCILIATION, GAAP to non-GAAP $ Millions (Unaudited) 46,203 Net earnings attributable to Coherent Corp. on GAAP basis 241 Share-based compensation 54 Amortization of acquired intangibles 70 Foreign currency exch. (gains) losses -4 Restructuring charges 6 Impairment of assets held-for-sale 44 Gain on sale of business 0 Integration, site consolidation and other 18 Gain on sale of investment -38 Financing fees 0 Non-controlling interest impact of non-GAAP items 0 Tax impact of non-GAAP measures -39 Net earnings attributable to Coherent Corp. on non-GAAP basis 351 Basic weighted average shares, GAAP 195.7 Diluted weighted average shares, GAAP 202.2 Diluted weighted average shares, non-GAAP 202.2 Net diluted earnings per share attributable to Coherent Corp., GAAP $1.19 Net earnings per share attributable to Coherent Corp., non-GAAP $1.74

Operating ExpenseS Reconciliation * * Amounts may not foot due to rounding REVENUE BY SEGMENT [Data used for bar graph] $ Millions 45,838 45,930 46,022 46,112 46,203 Datacenter and Communications 1,018 1,090 1,208 1,362 1,615 0.79 0.70857315964859136 Industrial 511 491 478 444 431 0.21 Total 1,529 1,581 1,686 1,806 2,046 1 REVENUE BY MARKET [Data used for bar graph] $ Millions 45,838 45,930 46,022 46,112 46,203 Datacenter and Communications 1,018 1,090 1,208 1,362 1,615 0.79 Industrial 511 491 478 444 431 0.21 Total 1,529 1,581 1,686 1,806 2,046 1 REVENUE BY REGION [Data used for bar graph] $ Millions 45,382 45,473 45,565 45,657 45,747 North America 688 756 807 860 944 0.63 0.1 0.37 Europe 182 182 169 167 173 0.12 0.04 -0.05 Japan & Korea 155 167 165 187 177 0.12 -0.05 0.14000000000000001 China 154 173 170 184 161 0.11 rounded to foot -0.13 0.05 Other 30 36 37 37 43 0.03 0.16 0.43 Total 1,209 1,314 1,348 1,435 1,498 1 0.04 0.24 GROSS MARGIN RECONCILIATION $ Millions (Unaudited) 46,203 46,112 46,022 45,930 45,838 Gross margin on GAAP basis 787 680 623 579 546 Share-based compensation 7 6 6 6 6 Amortization of acquired intangibles 28 28 28 28 31 Fair value adjustment on acquired inventory 0 0 Start-up costs 0 0 Integration, site consolidation and other 0 0 0 0 0 Gross margin on non-GAAP basis 823 714 657 613 582 OPERATING EXPENSES RECONCILIATION $ Millions (Unaudited) 46,203 46,112 46,022 45,930 45,838 R&D on GAAP basis 216 186 166 155 156 Share-based compensation -8 -7 -7 -7 -6 Amortization of acquired intangibles 0 0 0 0 0 Start-up costs 0 0 Integration, site consolidation and other R&D on non-GAAP basis 208 178 159 148 150 SG&A on GAAP basis 266 268 259 252 245 Share-based compensation -39 -37 -32 -32 -33 Amortization of acquired intangibles -42 -42 -43 -42 -41 Financing fees 0 0 -1 0 0 Integration, site consolidation and other -17 -19 -21 -23 -14 SG&A on non-GAAP basis 169 170 162 156 157 Restructuring on GAAP basis 6 34 4 19 54 Restructuring -6 -34 -4 -19 -54 Restructuring on non-GAAP basis 0 0 0 0 0 Impairment of assets held-for-sale on GAAP basis 44 0 11 9 85 Impairment of assets held-for-sale -44 0 -11 -9 -85 Impairment of assets held-for-sale on non-GAAP basis 0 0 0 0 0 Gain on sale of business on GAAP basis 0 -9 0 -,115 0 Gain on sale of business 0 9 0 115 0 Gain on sale of business on non-GAAP basis 0 0 0 0 0 INCOME FROM OPERATIONS RECONCILIATION $ Millions (Unaudited) 46,203 46,112 46,022 45,930 45,838 Op. income on GAAP basis 254 201 184 259 6 Share-based compensation 54 51 45 45 44 Fair value adjustment on acquired inventory 0 0 0 0 0 Amortization of acquired intangibles 70 71 71 70 72 Restructuring charges 6 34 4 19 54 Financing fees 0 0 1 0 0 Impairment of assets held-for-sale 44 0 11 9 85 Gain on sale of business 0 -9 0 -,115 0 Integration, site consolidation and other 18 19 21 22 14 Op. income on non-GAAP basis 446 366 336 309 275 Non-GAAP Op. Margin Percentage 0.218 0.20300000000000001 0.19899999999999998 0.19500000000000001 0.18 NET EARNINGS RECONCILIATION $ Millions (Unaudited) 46,203 46,112 46,022 45,930 45,838 Net earnings (loss) attributable to Coherent Corp. on GAAP basis 241 191 147 226 -96 Share-based compensation 54 51 45 45 44 Amortization of acquired intangibles 70 71 71 70 72 Fair value adjustment on acquired inventory 0 0 Start-up costs 0 0 Foreign currency exch. (gains) losses -4 1 -2 -1 37 Restructuring charges 6 34 4 19 54 Impairment of assets held-for-sale 44 0 11 9 85 Gain on sale of business 0 -9 0 -,115 0 Integration, site consolidation and other 18 19 21 22 14 Gain on sale of investment -38 -14 -15 -7 0 Financing fees 0 0 1 12 0 Non-controlling interest impact of non-GAAP items 0 -6 0 0 0 Tax impact of non-GAAP measures -39 -61 -33 -60 -18 Net earnings attributable to Coherent Corp. on non-GAAP basis 351 276 248 221 192 GROSS MARGIN AND EARNINGS PER COMMON SHARE $ Millions (Unaudited) 46,203 46,112 46,022 45,930 45,838 Gross margin on GAAP basis 787 680 623 579 546 Share-based compensation 7 6 6 6 6 Amortization of acquired intangibles 28 28 28 28 31 Integration, site consolidation and other 0 0 0 0 0 Gross margin on non-GAAP basis 823 714 657 613 582 $ for EPS, $ Millions for shares (Unaudited) 46,203 46,112 46,022 45,930 45,838 Common shares, GAAP 195.7 190.2 167.5 156.19999999999999 155.5 Effect of dilutive securities: Common stock equivalents 6.6 6.1 5.5 4.5999999999999996 0 Series B Redeemable Preferred Stock 0 0 19.8 29.9 0 Diluted weighted average common shares, GAAP 202.2 196.4 192.8 190.7 155.5 Common shares, Non-GAAP 195.7 190.2 167.5 156.19999999999999 155.5 Effect of dilutive securities: Common stock equivalents 6.6 6.1 5.5 4.5999999999999996 3.7 Series B Redeemable Preferred Stock 0 0 19.8 29.9 0 Diluted weighted average common shares, Non-GAAP 202.2 196.4 192.8 190.7 159.19999999999999 Net earnings (loss) attributable to Coherent Corp., GAAP Basic Earnings (Loss) Per Share 1.23 1.01 0.87 1.24 -0.83 Diluted Earnings (Loss) Per Share 1.19 0.97 0.76 1.19 -0.83 Net earnings attributable to Coherent Corp., non-GAAP Basic Earnings Per Share 1.79 1.45 1.47 1.2 1.02 Diluted Earnings Per Share 1.74 1.41 1.29 1.1599999999999999 1 NET EARNINGS, GAAP, AND ADJUSTED EBITDA RECONCILIATION $ Millions (Unaudited) 46,203 46,112 46,022 45,930 45,838 Net earnings (loss) on GAAP basis 236 182 144 225 -98 Income taxes (benefit) 42 3 24 -8 35 Depreciation and amortization 141 133 126 122 135 Interest expense 41 45 46 59 55 Interest income -19 -11 -10 -10 -11 EBITDA 441 351 330 389 116 EBITDA margin 0.21600000000000003 0.19399999999999998 0.19600000000000001 0.24600000000000002 7.5999999999999998 Prelim. fair value adj. on acquired inv. 0 0 Share-based compensation 45 51 45 45 44 Foreign currency exch. (gains) losses -2 1 -2 -1 37 Start-up costs 0 0 Restructuring charges 6 34 4 19 54 Impairment of assets held-for-sale 44 0 11 9 85 Gain on sale of business 0 -9 0 -,115 0 Financing fees -38 -14 -14 6 0 Integration, site consolidation and other 18 19 21 22 14 Adjusted EBITDA 521 433 395 347 350 Less: adjusted EBITDA attributable to noncontrolling interests 3 3 1 0 1 Adjusted EBITDA attributable to Coherent Corp. 524 436 396 373 351 Adjusted EBITDA margin attributable to Coherent Corp. 0.25600000000000001 0.24100000000000002 0.23500000000000001 0.23600000000000002 0.22899999999999998 NET EARNINGS RECONCILIATION, GAAP to non-GAAP $ Millions (Unaudited) 46,203 Net earnings attributable to Coherent Corp. on GAAP basis 241 Share-based compensation 54 Amortization of acquired intangibles 70 Foreign currency exch. (gains) losses -4 Restructuring charges 6 Impairment of assets held-for-sale 44 Gain on sale of business 0 Integration, site consolidation and other 18 Gain on sale of investment -38 Financing fees 0 Non-controlling interest impact of non-GAAP items 0 Tax impact of non-GAAP measures -39 Net earnings attributable to Coherent Corp. on non-GAAP basis 351 Basic weighted average shares, GAAP 195.7 Diluted weighted average shares, GAAP 202.2 Diluted weighted average shares, non-GAAP 202.2 Net diluted earnings per share attributable to Coherent Corp., GAAP $1.19 Net earnings per share attributable to Coherent Corp., non-GAAP $1.74 REVENUE BY SEGMENT [Data used for bar graph] $ Millions 45,838 45,930 46,022 46,112 46,203 Datacenter and Communications 1,018 1,090 1,208 1,362 1,615 0.79 0.70857315964859136 Industrial 511 491 478 444 431 0.21 Total 1,529 1,581 1,686 1,806 2,046 1 REVENUE BY MARKET [Data used for bar graph] $ Millions 45,838 45,930 46,022 46,112 46,203 Datacenter and Communications 1,018 1,090 1,208 1,362 1,615 0.79 Industrial 511 491 478 444 431 0.21 Total 1,529 1,581 1,686 1,806 2,046 1 REVENUE BY REGION [Data used for bar graph] $ Millions 45,382 45,473 45,565 45,657 45,747 North America 688 756 807 860 944 0.63 0.1 0.37 Europe 182 182 169 167 173 0.12 0.04 -0.05 Japan & Korea 155 167 165 187 177 0.12 -0.05 0.14000000000000001 China 154 173 170 184 161 0.11 rounded to foot -0.13 0.05 Other 30 36 37 37 43 0.03 0.16 0.43 Total 1,209 1,314 1,348 1,435 1,498 1 0.04 0.24 GROSS MARGIN RECONCILIATION $ Millions (Unaudited) 46,203 46,112 46,022 45,930 45,838 Gross margin on GAAP basis 787 680 623 579 546 Share-based compensation 7 6 6 6 6 Amortization of acquired intangibles 28 28 28 28 31 Fair value adjustment on acquired inventory 0 0 Start-up costs 0 0 Integration, site consolidation and other 0 0 0 0 0 Gross margin on non-GAAP basis 823 714 657 613 582 OPERATING EXPENSES RECONCILIATION $ Millions (Unaudited) 46,203 46,112 46,022 45,930 45,838 R&D on GAAP basis 216 186 166 155 156 Share-based compensation -8 -7 -7 -7 -6 Amortization of acquired intangibles 0 0 0 0 0 Start-up costs 0 0 Integration, site consolidation and other R&D on non-GAAP basis 208 178 159 148 150 SG&A on GAAP basis 266 268 259 252 245 Share-based compensation -39 -37 -32 -32 -33 Amortization of acquired intangibles -42 -42 -43 -42 -41 Financing fees 0 0 -1 0 0 Integration, site consolidation and other -17 -19 -21 -23 -14 SG&A on non-GAAP basis 169 170 162 156 157 Restructuring on GAAP basis 6 34 4 19 54 Restructuring -6 -34 -4 -19 -54 Restructuring on non-GAAP basis 0 0 0 0 0 Impairment of assets held-for-sale on GAAP basis 44 0 11 9 85 Impairment of assets held-for-sale -44 0 -11 -9 -85 Impairment of assets held-for-sale on non-GAAP basis 0 0 0 0 0 Gain on sale of business on GAAP basis 0 -9 0 -,115 0 Gain on sale of business 0 9 0 115 0 Gain on sale of business on non-GAAP basis 0 0 0 0 0 INCOME FROM OPERATIONS RECONCILIATION $ Millions (Unaudited) 46,203 46,112 46,022 45,930 45,838 Op. income on GAAP basis 254 201 184 259 6 Share-based compensation 54 51 45 45 44 Fair value adjustment on acquired inventory 0 0 0 0 0 Amortization of acquired intangibles 70 71 71 70 72 Restructuring charges 6 34 4 19 54 Financing fees 0 0 1 0 0 Impairment of assets held-for-sale 44 0 11 9 85 Gain on sale of business 0 -9 0 -,115 0 Integration, site consolidation and other 18 19 21 22 14 Op. income on non-GAAP basis 446 366 336 309 275 Non-GAAP Op. Margin Percentage 0.218 0.20300000000000001 0.19899999999999998 0.19500000000000001 0.18 NET EARNINGS RECONCILIATION $ Millions (Unaudited) 46,203 46,112 46,022 45,930 45,838 Net earnings (loss) attributable to Coherent Corp. on GAAP basis 241 191 147 226 -96 Share-based compensation 54 51 45 45 44 Amortization of acquired intangibles 70 71 71 70 72 Fair value adjustment on acquired inventory 0 0 Start-up costs 0 0 Foreign currency exch. (gains) losses -4 1 -2 -1 37 Restructuring charges 6 34 4 19 54 Impairment of assets held-for-sale 44 0 11 9 85 Gain on sale of business 0 -9 0 -,115 0 Integration, site consolidation and other 18 19 21 22 14 Gain on sale of investment -38 -14 -15 -7 0 Financing fees 0 0 1 12 0 Non-controlling interest impact of non-GAAP items 0 -6 0 0 0 Tax impact of non-GAAP measures -39 -61 -33 -60 -18 Net earnings attributable to Coherent Corp. on non-GAAP basis 351 276 248 221 192 GROSS MARGIN AND EARNINGS PER COMMON SHARE $ Millions (Unaudited) 46,203 46,112 46,022 45,930 45,838 Gross margin on GAAP basis 787 680 623 579 546 Share-based compensation 7 6 6 6 6 Amortization of acquired intangibles 28 28 28 28 31 Integration, site consolidation and other 0 0 0 0 0 Gross margin on non-GAAP basis 823 714 657 613 582 $ for EPS, $ Millions for shares (Unaudited) 46,203 46,112 46,022 45,930 45,838 Common shares, GAAP 195.7 190.2 167.5 156.19999999999999 155.5 Effect of dilutive securities: Common stock equivalents 6.6 6.1 5.5 4.5999999999999996 0 Series B Redeemable Preferred Stock 0 0 19.8 29.9 0 Diluted weighted average common shares, GAAP 202.2 196.4 192.8 190.7 155.5 Common shares, Non-GAAP 195.7 190.2 167.5 156.19999999999999 155.5 Effect of dilutive securities: Common stock equivalents 6.6 6.1 5.5 4.5999999999999996 3.7 Series B Redeemable Preferred Stock 0 0 19.8 29.9 0 Diluted weighted average common shares, Non-GAAP 202.2 196.4 192.8 190.7 159.19999999999999 Net earnings (loss) attributable to Coherent Corp., GAAP Basic Earnings (Loss) Per Share 1.23 1.01 0.87 1.24 -0.83 Diluted Earnings (Loss) Per Share 1.19 0.97 0.76 1.19 -0.83 Net earnings attributable to Coherent Corp., non-GAAP Basic Earnings Per Share 1.79 1.45 1.47 1.2 1.02 Diluted Earnings Per Share 1.74 1.41 1.29 1.1599999999999999 1 NET EARNINGS, GAAP, AND ADJUSTED EBITDA RECONCILIATION $ Millions (Unaudited) 46,203 46,112 46,022 45,930 45,838 Net earnings (loss) on GAAP basis 236 182 144 225 -98 Income taxes (benefit) 42 3 24 -8 35 Depreciation and amortization 141 133 126 122 135 Interest expense 41 45 46 59 55 Interest income -19 -11 -10 -10 -11 EBITDA 441 351 330 389 116 EBITDA margin 0.21600000000000003 0.19399999999999998 0.19600000000000001 0.24600000000000002 7.5999999999999998 Prelim. fair value adj. on acquired inv. 0 0 Share-based compensation 45 51 45 45 44 Foreign currency exch. (gains) losses -2 1 -2 -1 37 Start-up costs 0 0 Restructuring charges 6 34 4 19 54 Impairment of assets held-for-sale 44 0 11 9 85 Gain on sale of business 0 -9 0 -,115 0 Financing fees -38 -14 -14 6 0 Integration, site consolidation and other 18 19 21 22 14 Adjusted EBITDA 521 433 395 347 350 Less: adjusted EBITDA attributable to noncontrolling interests 3 3 1 0 1 Adjusted EBITDA attributable to Coherent Corp. 524 436 396 373 351 Adjusted EBITDA margin attributable to Coherent Corp. 0.25600000000000001 0.24100000000000002 0.23500000000000001 0.23600000000000002 0.22899999999999998 NET EARNINGS RECONCILIATION, GAAP to non-GAAP $ Millions (Unaudited) 46,203 Net earnings attributable to Coherent Corp. on GAAP basis 241 Share-based compensation 54 Amortization of acquired intangibles 70 Foreign currency exch. (gains) losses -4 Restructuring charges 6 Impairment of assets held-for-sale 44 Gain on sale of business 0 Integration, site consolidation and other 18 Gain on sale of investment -38 Financing fees 0 Non-controlling interest impact of non-GAAP items 0 Tax impact of non-GAAP measures -39 Net earnings attributable to Coherent Corp. on non-GAAP basis 351 Basic weighted average shares, GAAP 195.7 Diluted weighted average shares, GAAP 202.2 Diluted weighted average shares, non-GAAP 202.2 Net diluted earnings per share attributable to Coherent Corp., GAAP $1.19 Net earnings per share attributable to Coherent Corp., non-GAAP $1.74

Income from Operations Reconciliation * * Amounts may not foot due to rounding REVENUE BY SEGMENT [Data used for bar graph] $ Millions 45,838 45,930 46,022 46,112 46,203 Datacenter and Communications 1,018 1,090 1,208 1,362 1,615 0.79 0.70857315964859136 Industrial 511 491 478 444 431 0.21 Total 1,529 1,581 1,686 1,806 2,046 1 REVENUE BY MARKET [Data used for bar graph] $ Millions 45,838 45,930 46,022 46,112 46,203 Datacenter and Communications 1,018 1,090 1,208 1,362 1,615 0.79 Industrial 511 491 478 444 431 0.21 Total 1,529 1,581 1,686 1,806 2,046 1 REVENUE BY REGION [Data used for bar graph] $ Millions 45,382 45,473 45,565 45,657 45,747 North America 688 756 807 860 944 0.63 0.1 0.37 Europe 182 182 169 167 173 0.12 0.04 -0.05 Japan & Korea 155 167 165 187 177 0.12 -0.05 0.14000000000000001 China 154 173 170 184 161 0.11 rounded to foot -0.13 0.05 Other 30 36 37 37 43 0.03 0.16 0.43 Total 1,209 1,314 1,348 1,435 1,498 1 0.04 0.24 GROSS MARGIN RECONCILIATION $ Millions (Unaudited) 46,203 46,112 46,022 45,930 45,838 Gross margin on GAAP basis 787 680 623 579 546 Share-based compensation 7 6 6 6 6 Amortization of acquired intangibles 28 28 28 28 31 Fair value adjustment on acquired inventory 0 0 Start-up costs 0 0 Integration, site consolidation and other 0 0 0 0 0 Gross margin on non-GAAP basis 823 714 657 613 582 OPERATING EXPENSES RECONCILIATION $ Millions (Unaudited) 46,203 46,112 46,022 45,930 45,838 R&D on GAAP basis 216 186 166 155 156 Share-based compensation -8 -7 -7 -7 -6 Amortization of acquired intangibles 0 0 0 0 0 Start-up costs 0 0 Integration, site consolidation and other R&D on non-GAAP basis 208 178 159 148 150 SG&A on GAAP basis 266 268 259 252 245 Share-based compensation -39 -37 -32 -32 -33 Amortization of acquired intangibles -42 -42 -43 -42 -41 Financing fees 0 0 -1 0 0 Integration, site consolidation and other -17 -19 -21 -23 -14 SG&A on non-GAAP basis 169 170 162 156 157 Restructuring on GAAP basis 6 34 4 19 54 Restructuring -6 -34 -4 -19 -54 Restructuring on non-GAAP basis 0 0 0 0 0 Impairment of assets held-for-sale on GAAP basis 44 0 11 9 85 Impairment of assets held-for-sale -44 0 -11 -9 -85 Impairment of assets held-for-sale on non-GAAP basis 0 0 0 0 0 Gain on sale of business on GAAP basis 0 -9 0 -,115 0 Gain on sale of business 0 9 0 115 0 Gain on sale of business on non-GAAP basis 0 0 0 0 0 INCOME FROM OPERATIONS RECONCILIATION $ Millions (Unaudited) 46,203 46,112 46,022 45,930 45,838 Op. income on GAAP basis 254 201 184 259 6 Share-based compensation 54 51 45 45 44 Fair value adjustment on acquired inventory 0 0 0 0 0 Amortization of acquired intangibles 70 71 71 70 72 Restructuring charges 6 34 4 19 54 Financing fees 0 0 1 0 0 Impairment of assets held-for-sale 44 0 11 9 85 Gain on sale of business 0 -9 0 -,115 0 Integration, site consolidation and other 18 19 21 22 14 Op. income on non-GAAP basis 446 366 336 309 275 Non-GAAP Op. Margin Percentage 0.218 0.20300000000000001 0.19899999999999998 0.19500000000000001 0.18 NET EARNINGS RECONCILIATION $ Millions (Unaudited) 46,203 46,112 46,022 45,930 45,838 Net earnings (loss) attributable to Coherent Corp. on GAAP basis 241 191 147 226 -96 Share-based compensation 54 51 45 45 44 Amortization of acquired intangibles 70 71 71 70 72 Fair value adjustment on acquired inventory 0 0 Start-up costs 0 0 Foreign currency exch. (gains) losses -4 1 -2 -1 37 Restructuring charges 6 34 4 19 54 Impairment of assets held-for-sale 44 0 11 9 85 Gain on sale of business 0 -9 0 -,115 0 Integration, site consolidation and other 18 19 21 22 14 Gain on sale of investment -38 -14 -15 -7 0 Financing fees 0 0 1 12 0 Non-controlling interest impact of non-GAAP items 0 -6 0 0 0 Tax impact of non-GAAP measures -39 -61 -33 -60 -18 Net earnings attributable to Coherent Corp. on non-GAAP basis 351 276 248 221 192 GROSS MARGIN AND EARNINGS PER COMMON SHARE $ Millions (Unaudited) 46,203 46,112 46,022 45,930 45,838 Gross margin on GAAP basis 787 680 623 579 546 Share-based compensation 7 6 6 6 6 Amortization of acquired intangibles 28 28 28 28 31 Integration, site consolidation and other 0 0 0 0 0 Gross margin on non-GAAP basis 823 714 657 613 582 $ for EPS, $ Millions for shares (Unaudited) 46,203 46,112 46,022 45,930 45,838 Common shares, GAAP 195.7 190.2 167.5 156.19999999999999 155.5 Effect of dilutive securities: Common stock equivalents 6.6 6.1 5.5 4.5999999999999996 0 Series B Redeemable Preferred Stock 0 0 19.8 29.9 0 Diluted weighted average common shares, GAAP 202.2 196.4 192.8 190.7 155.5 Common shares, Non-GAAP 195.7 190.2 167.5 156.19999999999999 155.5 Effect of dilutive securities: Common stock equivalents 6.6 6.1 5.5 4.5999999999999996 3.7 Series B Redeemable Preferred Stock 0 0 19.8 29.9 0 Diluted weighted average common shares, Non-GAAP 202.2 196.4 192.8 190.7 159.19999999999999 Net earnings (loss) attributable to Coherent Corp., GAAP Basic Earnings (Loss) Per Share 1.23 1.01 0.87 1.24 -0.83 Diluted Earnings (Loss) Per Share 1.19 0.97 0.76 1.19 -0.83 Net earnings attributable to Coherent Corp., non-GAAP Basic Earnings Per Share 1.79 1.45 1.47 1.2 1.02 Diluted Earnings Per Share 1.74 1.41 1.29 1.1599999999999999 1 NET EARNINGS, GAAP, AND ADJUSTED EBITDA RECONCILIATION $ Millions (Unaudited) 46,203 46,112 46,022 45,930 45,838 Net earnings (loss) on GAAP basis 236 182 144 225 -98 Income taxes (benefit) 42 3 24 -8 35 Depreciation and amortization 141 133 126 122 135 Interest expense 41 45 46 59 55 Interest income -19 -11 -10 -10 -11 EBITDA 441 351 330 389 116 EBITDA margin 0.21600000000000003 0.19399999999999998 0.19600000000000001 0.24600000000000002 7.5999999999999998 Prelim. fair value adj. on acquired inv. 0 0 Share-based compensation 45 51 45 45 44 Foreign currency exch. (gains) losses -2 1 -2 -1 37 Start-up costs 0 0 Restructuring charges 6 34 4 19 54 Impairment of assets held-for-sale 44 0 11 9 85 Gain on sale of business 0 -9 0 -,115 0 Financing fees -38 -14 -14 6 0 Integration, site consolidation and other 18 19 21 22 14 Adjusted EBITDA 521 433 395 347 350 Less: adjusted EBITDA attributable to noncontrolling interests 3 3 1 0 1 Adjusted EBITDA attributable to Coherent Corp. 524 436 396 373 351 Adjusted EBITDA margin attributable to Coherent Corp. 0.25600000000000001 0.24100000000000002 0.23500000000000001 0.23600000000000002 0.22899999999999998 NET EARNINGS RECONCILIATION, GAAP to non-GAAP $ Millions (Unaudited) 46,203 Net earnings attributable to Coherent Corp. on GAAP basis 241 Share-based compensation 54 Amortization of acquired intangibles 70 Foreign currency exch. (gains) losses -4 Restructuring charges 6 Impairment of assets held-for-sale 44 Gain on sale of business 0 Integration, site consolidation and other 18 Gain on sale of investment -38 Financing fees 0 Non-controlling interest impact of non-GAAP items 0 Tax impact of non-GAAP measures -39 Net earnings attributable to Coherent Corp. on non-GAAP basis 351 Basic weighted average shares, GAAP 195.7 Diluted weighted average shares, GAAP 202.2 Diluted weighted average shares, non-GAAP 202.2 Net diluted earnings per share attributable to Coherent Corp., GAAP $1.19 Net earnings per share attributable to Coherent Corp., non-GAAP $1.74 REVENUE BY SEGMENT [Data used for bar graph] $ Millions 45,838 45,930 46,022 46,112 46,203 Datacenter and Communications 1,018 1,090 1,208 1,362 1,615 0.79 0.70857315964859136 Industrial 511 491 478 444 431 0.21 Total 1,529 1,581 1,686 1,806 2,046 1 REVENUE BY MARKET [Data used for bar graph] $ Millions 45,838 45,930 46,022 46,112 46,203 Datacenter and Communications 1,018 1,090 1,208 1,362 1,615 0.79 Industrial 511 491 478 444 431 0.21 Total 1,529 1,581 1,686 1,806 2,046 1 REVENUE BY REGION [Data used for bar graph] $ Millions 45,382 45,473 45,565 45,657 45,747 North America 688 756 807 860 944 0.63 0.1 0.37 Europe 182 182 169 167 173 0.12 0.04 -0.05 Japan & Korea 155 167 165 187 177 0.12 -0.05 0.14000000000000001 China 154 173 170 184 161 0.11 rounded to foot -0.13 0.05 Other 30 36 37 37 43 0.03 0.16 0.43 Total 1,209 1,314 1,348 1,435 1,498 1 0.04 0.24 GROSS MARGIN RECONCILIATION $ Millions (Unaudited) 46,203 46,112 46,022 45,930 45,838 Gross margin on GAAP basis 787 680 623 579 546 Share-based compensation 7 6 6 6 6 Amortization of acquired intangibles 28 28 28 28 31 Fair value adjustment on acquired inventory 0 0 Start-up costs 0 0 Integration, site consolidation and other 0 0 0 0 0 Gross margin on non-GAAP basis 823 714 657 613 582 OPERATING EXPENSES RECONCILIATION $ Millions (Unaudited) 46,203 46,112 46,022 45,930 45,838 R&D on GAAP basis 216 186 166 155 156 Share-based compensation -8 -7 -7 -7 -6 Amortization of acquired intangibles 0 0 0 0 0 Start-up costs 0 0 Integration, site consolidation and other R&D on non-GAAP basis 208 178 159 148 150 SG&A on GAAP basis 266 268 259 252 245 Share-based compensation -39 -37 -32 -32 -33 Amortization of acquired intangibles -42 -42 -43 -42 -41 Financing fees 0 0 -1 0 0 Integration, site consolidation and other -17 -19 -21 -23 -14 SG&A on non-GAAP basis 169 170 162 156 157 Restructuring on GAAP basis 6 34 4 19 54 Restructuring -6 -34 -4 -19 -54 Restructuring on non-GAAP basis 0 0 0 0 0 Impairment of assets held-for-sale on GAAP basis 44 0 11 9 85 Impairment of assets held-for-sale -44 0 -11 -9 -85 Impairment of assets held-for-sale on non-GAAP basis 0 0 0 0 0 Gain on sale of business on GAAP basis 0 -9 0 -,115 0 Gain on sale of business 0 9 0 115 0 Gain on sale of business on non-GAAP basis 0 0 0 0 0 INCOME FROM OPERATIONS RECONCILIATION $ Millions (Unaudited) 46,203 46,112 46,022 45,930 45,838 Op. income on GAAP basis 254 201 184 259 6 Share-based compensation 54 51 45 45 44 Fair value adjustment on acquired inventory 0 0 0 0 0 Amortization of acquired intangibles 70 71 71 70 72 Restructuring charges 6 34 4 19 54 Financing fees 0 0 1 0 0 Impairment of assets held-for-sale 44 0 11 9 85 Gain on sale of business 0 -9 0 -,115 0 Integration, site consolidation and other 18 19 21 22 14 Op. income on non-GAAP basis 446 366 336 309 275 Non-GAAP Op. Margin Percentage 0.218 0.20300000000000001 0.19899999999999998 0.19500000000000001 0.18 NET EARNINGS RECONCILIATION $ Millions (Unaudited) 46,203 46,112 46,022 45,930 45,838 Net earnings (loss) attributable to Coherent Corp. on GAAP basis 241 191 147 226 -96 Share-based compensation 54 51 45 45 44 Amortization of acquired intangibles 70 71 71 70 72 Fair value adjustment on acquired inventory 0 0 Start-up costs 0 0 Foreign currency exch. (gains) losses -4 1 -2 -1 37 Restructuring charges 6 34 4 19 54 Impairment of assets held-for-sale 44 0 11 9 85 Gain on sale of business 0 -9 0 -,115 0 Integration, site consolidation and other 18 19 21 22 14 Gain on sale of investment -38 -14 -15 -7 0 Financing fees 0 0 1 12 0 Non-controlling interest impact of non-GAAP items 0 -6 0 0 0 Tax impact of non-GAAP measures -39 -61 -33 -60 -18 Net earnings attributable to Coherent Corp. on non-GAAP basis 351 276 248 221 192 GROSS MARGIN AND EARNINGS PER COMMON SHARE $ Millions (Unaudited) 46,203 46,112 46,022 45,930 45,838 Gross margin on GAAP basis 787 680 623 579 546 Share-based compensation 7 6 6 6 6 Amortization of acquired intangibles 28 28 28 28 31 Integration, site consolidation and other 0 0 0 0 0 Gross margin on non-GAAP basis 823 714 657 613 582 $ for EPS, $ Millions for shares (Unaudited) 46,203 46,112 46,022 45,930 45,838 Common shares, GAAP 195.7 190.2 167.5 156.19999999999999 155.5 Effect of dilutive securities: Common stock equivalents 6.6 6.1 5.5 4.5999999999999996 0 Series B Redeemable Preferred Stock 0 0 19.8 29.9 0 Diluted weighted average common shares, GAAP 202.2 196.4 192.8 190.7 155.5 Common shares, Non-GAAP 195.7 190.2 167.5 156.19999999999999 155.5 Effect of dilutive securities: Common stock equivalents 6.6 6.1 5.5 4.5999999999999996 3.7 Series B Redeemable Preferred Stock 0 0 19.8 29.9 0 Diluted weighted average common shares, Non-GAAP 202.2 196.4 192.8 190.7 159.19999999999999 Net earnings (loss) attributable to Coherent Corp., GAAP Basic Earnings (Loss) Per Share 1.23 1.01 0.87 1.24 -0.83 Diluted Earnings (Loss) Per Share 1.19 0.97 0.76 1.19 -0.83 Net earnings attributable to Coherent Corp., non-GAAP Basic Earnings Per Share 1.79 1.45 1.47 1.2 1.02 Diluted Earnings Per Share 1.74 1.41 1.29 1.1599999999999999 1 NET EARNINGS, GAAP, AND ADJUSTED EBITDA RECONCILIATION $ Millions (Unaudited) 46,203 46,112 46,022 45,930 45,838 Net earnings (loss) on GAAP basis 236 182 144 225 -98 Income taxes (benefit) 42 3 24 -8 35 Depreciation and amortization 141 133 126 122 135 Interest expense 41 45 46 59 55 Interest income -19 -11 -10 -10 -11 EBITDA 441 351 330 389 116 EBITDA margin 0.21600000000000003 0.19399999999999998 0.19600000000000001 0.24600000000000002 7.5999999999999998 Prelim. fair value adj. on acquired inv. 0 0 Share-based compensation 45 51 45 45 44 Foreign currency exch. (gains) losses -2 1 -2 -1 37 Start-up costs 0 0 Restructuring charges 6 34 4 19 54 Impairment of assets held-for-sale 44 0 11 9 85 Gain on sale of business 0 -9 0 -,115 0 Financing fees -38 -14 -14 6 0 Integration, site consolidation and other 18 19 21 22 14 Adjusted EBITDA 521 433 395 347 350 Less: adjusted EBITDA attributable to noncontrolling interests 3 3 1 0 1 Adjusted EBITDA attributable to Coherent Corp. 524 436 396 373 351 Adjusted EBITDA margin attributable to Coherent Corp. 0.25600000000000001 0.24100000000000002 0.23500000000000001 0.23600000000000002 0.22899999999999998 NET EARNINGS RECONCILIATION, GAAP to non-GAAP $ Millions (Unaudited) 46,203 Net earnings attributable to Coherent Corp. on GAAP basis 241 Share-based compensation 54 Amortization of acquired intangibles 70 Foreign currency exch. (gains) losses -4 Restructuring charges 6 Impairment of assets held-for-sale 44 Gain on sale of business 0 Integration, site consolidation and other 18 Gain on sale of investment -38 Financing fees 0 Non-controlling interest impact of non-GAAP items 0 Tax impact of non-GAAP measures -39 Net earnings attributable to Coherent Corp. on non-GAAP basis 351 Basic weighted average shares, GAAP 195.7 Diluted weighted average shares, GAAP 202.2 Diluted weighted average shares, non-GAAP 202.2 Net diluted earnings per share attributable to Coherent Corp., GAAP $1.19 Net earnings per share attributable to Coherent Corp., non-GAAP $1.74

Net Earnings Reconciliation * * Amounts may not foot due to rounding REVENUE BY SEGMENT [Data used for bar graph] $ Millions 45,838 45,930 46,022 46,112 46,203 Datacenter and Communications 1,018 1,090 1,208 1,362 1,615 0.79 0.70857315964859136 Industrial 511 491 478 444 431 0.21 Total 1,529 1,581 1,686 1,806 2,046 1 REVENUE BY MARKET [Data used for bar graph] $ Millions 45,838 45,930 46,022 46,112 46,203 Datacenter and Communications 1,018 1,090 1,208 1,362 1,615 0.79 Industrial 511 491 478 444 431 0.21 Total 1,529 1,581 1,686 1,806 2,046 1 REVENUE BY REGION [Data used for bar graph] $ Millions 45,382 45,473 45,565 45,657 45,747 North America 688 756 807 860 944 0.63 0.1 0.37 Europe 182 182 169 167 173 0.12 0.04 -0.05 Japan & Korea 155 167 165 187 177 0.12 -0.05 0.14000000000000001 China 154 173 170 184 161 0.11 rounded to foot -0.13 0.05 Other 30 36 37 37 43 0.03 0.16 0.43 Total 1,209 1,314 1,348 1,435 1,498 1 0.04 0.24 GROSS MARGIN RECONCILIATION $ Millions (Unaudited) 46,203 46,112 46,022 45,930 45,838 Gross margin on GAAP basis 787 680 623 579 546 Share-based compensation 7 6 6 6 6 Amortization of acquired intangibles 28 28 28 28 31 Fair value adjustment on acquired inventory 0 0 Start-up costs 0 0 Integration, site consolidation and other 0 0 0 0 0 Gross margin on non-GAAP basis 823 714 657 613 582 OPERATING EXPENSES RECONCILIATION $ Millions (Unaudited) 46,203 46,112 46,022 45,930 45,838 R&D on GAAP basis 216 186 166 155 156 Share-based compensation -8 -7 -7 -7 -6 Amortization of acquired intangibles 0 0 0 0 0 Start-up costs 0 0 Integration, site consolidation and other R&D on non-GAAP basis 208 178 159 148 150 SG&A on GAAP basis 266 268 259 252 245 Share-based compensation -39 -37 -32 -32 -33 Amortization of acquired intangibles -42 -42 -43 -42 -41 Financing fees 0 0 -1 0 0 Integration, site consolidation and other -17 -19 -21 -23 -14 SG&A on non-GAAP basis 169 170 162 156 157 Restructuring on GAAP basis 6 34 4 19 54 Restructuring -6 -34 -4 -19 -54 Restructuring on non-GAAP basis 0 0 0 0 0 Impairment of assets held-for-sale on GAAP basis 44 0 11 9 85 Impairment of assets held-for-sale -44 0 -11 -9 -85 Impairment of assets held-for-sale on non-GAAP basis 0 0 0 0 0 Gain on sale of business on GAAP basis 0 -9 0 -,115 0 Gain on sale of business 0 9 0 115 0 Gain on sale of business on non-GAAP basis 0 0 0 0 0 INCOME FROM OPERATIONS RECONCILIATION $ Millions (Unaudited) 46,203 46,112 46,022 45,930 45,838 Op. income on GAAP basis 254 201 184 259 6 Share-based compensation 54 51 45 45 44 Fair value adjustment on acquired inventory 0 0 0 0 0 Amortization of acquired intangibles 70 71 71 70 72 Restructuring charges 6 34 4 19 54 Financing fees 0 0 1 0 0 Impairment of assets held-for-sale 44 0 11 9 85 Gain on sale of business 0 -9 0 -,115 0 Integration, site consolidation and other 18 19 21 22 14 Op. income on non-GAAP basis 446 366 336 309 275 Non-GAAP Op. Margin Percentage 0.218 0.20300000000000001 0.19899999999999998 0.19500000000000001 0.18 NET EARNINGS RECONCILIATION $ Millions (Unaudited) 46,203 46,112 46,022 45,930 45,838 Net earnings (loss) attributable to Coherent Corp. on GAAP basis 241 191 147 226 -96 Share-based compensation 54 51 45 45 44 Amortization of acquired intangibles 70 71 71 70 72 Fair value adjustment on acquired inventory 0 0 Start-up costs 0 0 Foreign currency exch. (gains) losses -4 1 -2 -1 37 Restructuring charges 6 34 4 19 54 Impairment of assets held-for-sale 44 0 11 9 85 Gain on sale of business 0 -9 0 -,115 0 Integration, site consolidation and other 18 19 21 22 14 Gain on sale of investment -38 -14 -15 -7 0 Financing fees 0 0 1 12 0 Non-controlling interest impact of non-GAAP items 0 -6 0 0 0 Tax impact of non-GAAP measures -39 -61 -33 -60 -18 Net earnings attributable to Coherent Corp. on non-GAAP basis 351 276 248 221 192 GROSS MARGIN AND EARNINGS PER COMMON SHARE $ Millions (Unaudited) 46,203 46,112 46,022 45,930 45,838 Gross margin on GAAP basis 787 680 623 579 546 Share-based compensation 7 6 6 6 6 Amortization of acquired intangibles 28 28 28 28 31 Integration, site consolidation and other 0 0 0 0 0 Gross margin on non-GAAP basis 823 714 657 613 582 $ for EPS, $ Millions for shares (Unaudited) 46,203 46,112 46,022 45,930 45,838 Common shares, GAAP 195.7 190.2 167.5 156.19999999999999 155.5 Effect of dilutive securities: Common stock equivalents 6.6 6.1 5.5 4.5999999999999996 0 Series B Redeemable Preferred Stock 0 0 19.8 29.9 0 Diluted weighted average common shares, GAAP 202.2 196.4 192.8 190.7 155.5 Common shares, Non-GAAP 195.7 190.2 167.5 156.19999999999999 155.5 Effect of dilutive securities: Common stock equivalents 6.6 6.1 5.5 4.5999999999999996 3.7 Series B Redeemable Preferred Stock 0 0 19.8 29.9 0 Diluted weighted average common shares, Non-GAAP 202.2 196.4 192.8 190.7 159.19999999999999 Net earnings (loss) attributable to Coherent Corp., GAAP Basic Earnings (Loss) Per Share 1.23 1.01 0.87 1.24 -0.83 Diluted Earnings (Loss) Per Share 1.19 0.97 0.76 1.19 -0.83 Net earnings attributable to Coherent Corp., non-GAAP Basic Earnings Per Share 1.79 1.45 1.47 1.2 1.02 Diluted Earnings Per Share 1.74 1.41 1.29 1.1599999999999999 1 NET EARNINGS, GAAP, AND ADJUSTED EBITDA RECONCILIATION $ Millions (Unaudited) 46,203 46,112 46,022 45,930 45,838 Net earnings (loss) on GAAP basis 236 182 144 225 -98 Income taxes (benefit) 42 3 24 -8 35 Depreciation and amortization 141 133 126 122 135 Interest expense 41 45 46 59 55 Interest income -19 -11 -10 -10 -11 EBITDA 441 351 330 389 116 EBITDA margin 0.21600000000000003 0.19399999999999998 0.19600000000000001 0.24600000000000002 7.5999999999999998 Prelim. fair value adj. on acquired inv. 0 0 Share-based compensation 45 51 45 45 44 Foreign currency exch. (gains) losses -2 1 -2 -1 37 Start-up costs 0 0 Restructuring charges 6 34 4 19 54 Impairment of assets held-for-sale 44 0 11 9 85 Gain on sale of business 0 -9 0 -,115 0 Financing fees -38 -14 -14 6 0 Integration, site consolidation and other 18 19 21 22 14 Adjusted EBITDA 521 433 395 347 350 Less: adjusted EBITDA attributable to noncontrolling interests 3 3 1 0 1 Adjusted EBITDA attributable to Coherent Corp. 524 436 396 373 351 Adjusted EBITDA margin attributable to Coherent Corp. 0.25600000000000001 0.24100000000000002 0.23500000000000001 0.23600000000000002 0.22899999999999998 NET EARNINGS RECONCILIATION, GAAP to non-GAAP $ Millions (Unaudited) 46,203 Net earnings attributable to Coherent Corp. on GAAP basis 241 Share-based compensation 54 Amortization of acquired intangibles 70 Foreign currency exch. (gains) losses -4 Restructuring charges 6 Impairment of assets held-for-sale 44 Gain on sale of business 0 Integration, site consolidation and other 18 Gain on sale of investment -38 Financing fees 0 Non-controlling interest impact of non-GAAP items 0 Tax impact of non-GAAP measures -39 Net earnings attributable to Coherent Corp. on non-GAAP basis 351 Basic weighted average shares, GAAP 195.7 Diluted weighted average shares, GAAP 202.2 Diluted weighted average shares, non-GAAP 202.2 Net diluted earnings per share attributable to Coherent Corp., GAAP $1.19 Net earnings per share attributable to Coherent Corp., non-GAAP $1.74 REVENUE BY SEGMENT [Data used for bar graph] $ Millions 45,838 45,930 46,022 46,112 46,203 Datacenter and Communications 1,018 1,090 1,208 1,362 1,615 0.79 0.70857315964859136 Industrial 511 491 478 444 431 0.21 Total 1,529 1,581 1,686 1,806 2,046 1 REVENUE BY MARKET [Data used for bar graph] $ Millions 45,838 45,930 46,022 46,112 46,203 Datacenter and Communications 1,018 1,090 1,208 1,362 1,615 0.79 Industrial 511 491 478 444 431 0.21 Total 1,529 1,581 1,686 1,806 2,046 1 REVENUE BY REGION [Data used for bar graph] $ Millions 45,382 45,473 45,565 45,657 45,747 North America 688 756 807 860 944 0.63 0.1 0.37 Europe 182 182 169 167 173 0.12 0.04 -0.05 Japan & Korea 155 167 165 187 177 0.12 -0.05 0.14000000000000001 China 154 173 170 184 161 0.11 rounded to foot -0.13 0.05 Other 30 36 37 37 43 0.03 0.16 0.43 Total 1,209 1,314 1,348 1,435 1,498 1 0.04 0.24 GROSS MARGIN RECONCILIATION $ Millions (Unaudited) 46,203 46,112 46,022 45,930 45,838 Gross margin on GAAP basis 787 680 623 579 546 Share-based compensation 7 6 6 6 6 Amortization of acquired intangibles 28 28 28 28 31 Fair value adjustment on acquired inventory 0 0 Start-up costs 0 0 Integration, site consolidation and other 0 0 0 0 0 Gross margin on non-GAAP basis 823 714 657 613 582 OPERATING EXPENSES RECONCILIATION $ Millions (Unaudited) 46,203 46,112 46,022 45,930 45,838 R&D on GAAP basis 216 186 166 155 156 Share-based compensation -8 -7 -7 -7 -6 Amortization of acquired intangibles 0 0 0 0 0 Start-up costs 0 0 Integration, site consolidation and other R&D on non-GAAP basis 208 178 159 148 150 SG&A on GAAP basis 266 268 259 252 245 Share-based compensation -39 -37 -32 -32 -33 Amortization of acquired intangibles -42 -42 -43 -42 -41 Financing fees 0 0 -1 0 0 Integration, site consolidation and other -17 -19 -21 -23 -14 SG&A on non-GAAP basis 169 170 162 156 157 Restructuring on GAAP basis 6 34 4 19 54 Restructuring -6 -34 -4 -19 -54 Restructuring on non-GAAP basis 0 0 0 0 0 Impairment of assets held-for-sale on GAAP basis 44 0 11 9 85 Impairment of assets held-for-sale -44 0 -11 -9 -85 Impairment of assets held-for-sale on non-GAAP basis 0 0 0 0 0 Gain on sale of business on GAAP basis 0 -9 0 -,115 0 Gain on sale of business 0 9 0 115 0 Gain on sale of business on non-GAAP basis 0 0 0 0 0 INCOME FROM OPERATIONS RECONCILIATION $ Millions (Unaudited) 46,203 46,112 46,022 45,930 45,838 Op. income on GAAP basis 254 201 184 259 6 Share-based compensation 54 51 45 45 44 Fair value adjustment on acquired inventory 0 0 0 0 0 Amortization of acquired intangibles 70 71 71 70 72 Restructuring charges 6 34 4 19 54 Financing fees 0 0 1 0 0 Impairment of assets held-for-sale 44 0 11 9 85 Gain on sale of business 0 -9 0 -,115 0 Integration, site consolidation and other 18 19 21 22 14 Op. income on non-GAAP basis 446 366 336 309 275 Non-GAAP Op. Margin Percentage 0.218 0.20300000000000001 0.19899999999999998 0.19500000000000001 0.18 NET EARNINGS RECONCILIATION $ Millions (Unaudited) 46,203 46,112 46,022 45,930 45,838 Net earnings (loss) attributable to Coherent Corp. on GAAP basis 241 191 147 226 -96 Share-based compensation 54 51 45 45 44 Amortization of acquired intangibles 70 71 71 70 72 Fair value adjustment on acquired inventory 0 0 Start-up costs 0 0 Foreign currency exch. (gains) losses -4 1 -2 -1 37 Restructuring charges 6 34 4 19 54 Impairment of assets held-for-sale 44 0 11 9 85 Gain on sale of business 0 -9 0 -,115 0 Integration, site consolidation and other 18 19 21 22 14 Gain on sale of investment -38 -14 -15 -7 0 Financing fees 0 0 1 12 0 Non-controlling interest impact of non-GAAP items 0 -6 0 0 0 Tax impact of non-GAAP measures -39 -61 -33 -60 -18 Net earnings attributable to Coherent Corp. on non-GAAP basis 351 276 248 221 192 GROSS MARGIN AND EARNINGS PER COMMON SHARE $ Millions (Unaudited) 46,203 46,112 46,022 45,930 45,838 Gross margin on GAAP basis 787 680 623 579 546 Share-based compensation 7 6 6 6 6 Amortization of acquired intangibles 28 28 28 28 31 Integration, site consolidation and other 0 0 0 0 0 Gross margin on non-GAAP basis 823 714 657 613 582 $ for EPS, $ Millions for shares (Unaudited) 46,203 46,112 46,022 45,930 45,838 Common shares, GAAP 195.7 190.2 167.5 156.19999999999999 155.5 Effect of dilutive securities: Common stock equivalents 6.6 6.1 5.5 4.5999999999999996 0 Series B Redeemable Preferred Stock 0 0 19.8 29.9 0 Diluted weighted average common shares, GAAP 202.2 196.4 192.8 190.7 155.5 Common shares, Non-GAAP 195.7 190.2 167.5 156.19999999999999 155.5 Effect of dilutive securities: Common stock equivalents 6.6 6.1 5.5 4.5999999999999996 3.7 Series B Redeemable Preferred Stock 0 0 19.8 29.9 0 Diluted weighted average common shares, Non-GAAP 202.2 196.4 192.8 190.7 159.19999999999999 Net earnings (loss) attributable to Coherent Corp., GAAP Basic Earnings (Loss) Per Share 1.23 1.01 0.87 1.24 -0.83 Diluted Earnings (Loss) Per Share 1.19 0.97 0.76 1.19 -0.83 Net earnings attributable to Coherent Corp., non-GAAP Basic Earnings Per Share 1.79 1.45 1.47 1.2 1.02 Diluted Earnings Per Share 1.74 1.41 1.29 1.1599999999999999 1 NET EARNINGS, GAAP, AND ADJUSTED EBITDA RECONCILIATION $ Millions (Unaudited) 46,203 46,112 46,022 45,930 45,838 Net earnings (loss) on GAAP basis 236 182 144 225 -98 Income taxes (benefit) 42 3 24 -8 35 Depreciation and amortization 141 133 126 122 135 Interest expense 41 45 46 59 55 Interest income -19 -11 -10 -10 -11 EBITDA 441 351 330 389 116 EBITDA margin 0.21600000000000003 0.19399999999999998 0.19600000000000001 0.24600000000000002 7.5999999999999998 Prelim. fair value adj. on acquired inv. 0 0 Share-based compensation 45 51 45 45 44 Foreign currency exch. (gains) losses -2 1 -2 -1 37 Start-up costs 0 0 Restructuring charges 6 34 4 19 54 Impairment of assets held-for-sale 44 0 11 9 85 Gain on sale of business 0 -9 0 -,115 0 Financing fees -38 -14 -14 6 0 Integration, site consolidation and other 18 19 21 22 14 Adjusted EBITDA 521 433 395 347 350 Less: adjusted EBITDA attributable to noncontrolling interests 3 3 1 0 1 Adjusted EBITDA attributable to Coherent Corp. 524 436 396 373 351 Adjusted EBITDA margin attributable to Coherent Corp. 0.25600000000000001 0.24100000000000002 0.23500000000000001 0.23600000000000002 0.22899999999999998 NET EARNINGS RECONCILIATION, GAAP to non-GAAP $ Millions (Unaudited) 46,203 Net earnings attributable to Coherent Corp. on GAAP basis 241 Share-based compensation 54 Amortization of acquired intangibles 70 Foreign currency exch. (gains) losses -4 Restructuring charges 6 Impairment of assets held-for-sale 44 Gain on sale of business 0 Integration, site consolidation and other 18 Gain on sale of investment -38 Financing fees 0 Non-controlling interest impact of non-GAAP items 0 Tax impact of non-GAAP measures -39 Net earnings attributable to Coherent Corp. on non-GAAP basis 351 Basic weighted average shares, GAAP 195.7 Diluted weighted average shares, GAAP 202.2 Diluted weighted average shares, non-GAAP 202.2 Net diluted earnings per share attributable to Coherent Corp., GAAP $1.19 Net earnings per share attributable to Coherent Corp., non-GAAP $1.74

NET Earnings per Common Share * * Amounts may not foot due to rounding REVENUE BY SEGMENT [Data used for bar graph] $ Millions 45,838 45,930 46,022 46,112 46,203 Datacenter and Communications 1,018 1,090 1,208 1,362 1,615 0.79 0.70857315964859136 Industrial 511 491 478 444 431 0.21 Total 1,529 1,581 1,686 1,806 2,046 1 REVENUE BY MARKET [Data used for bar graph] $ Millions 45,838 45,930 46,022 46,112 46,203 Datacenter and Communications 1,018 1,090 1,208 1,362 1,615 0.79 Industrial 511 491 478 444 431 0.21 Total 1,529 1,581 1,686 1,806 2,046 1 REVENUE BY REGION [Data used for bar graph] $ Millions 45,382 45,473 45,565 45,657 45,747 North America 688 756 807 860 944 0.63 0.1 0.37 Europe 182 182 169 167 173 0.12 0.04 -0.05 Japan & Korea 155 167 165 187 177 0.12 -0.05 0.14000000000000001 China 154 173 170 184 161 0.11 rounded to foot -0.13 0.05 Other 30 36 37 37 43 0.03 0.16 0.43 Total 1,209 1,314 1,348 1,435 1,498 1 0.04 0.24 GROSS MARGIN RECONCILIATION $ Millions (Unaudited) 46,203 46,112 46,022 45,930 45,838 Gross margin on GAAP basis 787 680 623 579 546 Share-based compensation 7 6 6 6 6 Amortization of acquired intangibles 28 28 28 28 31 Fair value adjustment on acquired inventory 0 0 Start-up costs 0 0 Integration, site consolidation and other 0 0 0 0 0 Gross margin on non-GAAP basis 823 714 657 613 582 OPERATING EXPENSES RECONCILIATION $ Millions (Unaudited) 46,203 46,112 46,022 45,930 45,838 R&D on GAAP basis 216 186 166 155 156 Share-based compensation -8 -7 -7 -7 -6 Amortization of acquired intangibles 0 0 0 0 0 Start-up costs 0 0 Integration, site consolidation and other R&D on non-GAAP basis 208 178 159 148 150 SG&A on GAAP basis 266 268 259 252 245 Share-based compensation -39 -37 -32 -32 -33 Amortization of acquired intangibles -42 -42 -43 -42 -41 Financing fees 0 0 -1 0 0 Integration, site consolidation and other -17 -19 -21 -23 -14 SG&A on non-GAAP basis 169 170 162 156 157 Restructuring on GAAP basis 6 34 4 19 54 Restructuring -6 -34 -4 -19 -54 Restructuring on non-GAAP basis 0 0 0 0 0 Impairment of assets held-for-sale on GAAP basis 44 0 11 9 85 Impairment of assets held-for-sale -44 0 -11 -9 -85 Impairment of assets held-for-sale on non-GAAP basis 0 0 0 0 0 Gain on sale of business on GAAP basis 0 -9 0 -,115 0 Gain on sale of business 0 9 0 115 0 Gain on sale of business on non-GAAP basis 0 0 0 0 0 INCOME FROM OPERATIONS RECONCILIATION $ Millions (Unaudited) 46,203 46,112 46,022 45,930 45,838 Op. income on GAAP basis 254 201 184 259 6 Share-based compensation 54 51 45 45 44 Fair value adjustment on acquired inventory 0 0 0 0 0 Amortization of acquired intangibles 70 71 71 70 72 Restructuring charges 6 34 4 19 54 Financing fees 0 0 1 0 0 Impairment of assets held-for-sale 44 0 11 9 85 Gain on sale of business 0 -9 0 -,115 0 Integration, site consolidation and other 18 19 21 22 14 Op. income on non-GAAP basis 446 366 336 309 275 Non-GAAP Op. Margin Percentage 0.218 0.20300000000000001 0.19899999999999998 0.19500000000000001 0.18 NET EARNINGS RECONCILIATION $ Millions (Unaudited) 46,203 46,112 46,022 45,930 45,838 Net earnings (loss) attributable to Coherent Corp. on GAAP basis 241 191 147 226 -96 Share-based compensation 54 51 45 45 44 Amortization of acquired intangibles 70 71 71 70 72 Fair value adjustment on acquired inventory 0 0 Start-up costs 0 0 Foreign currency exch. (gains) losses -4 1 -2 -1 37 Restructuring charges 6 34 4 19 54 Impairment of assets held-for-sale 44 0 11 9 85 Gain on sale of business 0 -9 0 -,115 0 Integration, site consolidation and other 18 19 21 22 14 Gain on sale of investment -38 -14 -15 -7 0 Financing fees 0 0 1 12 0 Non-controlling interest impact of non-GAAP items 0 -6 0 0 0 Tax impact of non-GAAP measures -39 -61 -33 -60 -18 Net earnings attributable to Coherent Corp. on non-GAAP basis 351 276 248 221 192 GROSS MARGIN AND EARNINGS PER COMMON SHARE $ Millions (Unaudited) 46,203 46,112 46,022 45,930 45,838 Gross margin on GAAP basis 787 680 623 579 546 Share-based compensation 7 6 6 6 6 Amortization of acquired intangibles 28 28 28 28 31 Integration, site consolidation and other 0 0 0 0 0 Gross margin on non-GAAP basis 823 714 657 613 582 $ for EPS, $ Millions for shares (Unaudited) 46,203 46,112 46,022 45,930 45,838 Common shares, GAAP 195.7 190.2 167.5 156.19999999999999 155.5 Effect of dilutive securities: Common stock equivalents 6.6 6.1 5.5 4.5999999999999996 0 Series B Redeemable Preferred Stock 0 0 19.8 29.9 0 Diluted weighted average common shares, GAAP 202.2 196.4 192.8 190.7 155.5 Common shares, Non-GAAP 195.7 190.2 167.5 156.19999999999999 155.5 Effect of dilutive securities: Common stock equivalents 6.6 6.1 5.5 4.5999999999999996 3.7 Series B Redeemable Preferred Stock 0 0 19.8 29.9 0 Diluted weighted average common shares, Non-GAAP 202.2 196.4 192.8 190.7 159.19999999999999 Net earnings (loss) attributable to Coherent Corp., GAAP Basic Earnings (Loss) Per Share 1.23 1.01 0.87 1.24 -0.83 Diluted Earnings (Loss) Per Share 1.19 0.97 0.76 1.19 -0.83 Net earnings attributable to Coherent Corp., non-GAAP Basic Earnings Per Share 1.79 1.45 1.47 1.2 1.02 Diluted Earnings Per Share 1.74 1.41 1.29 1.1599999999999999 1 NET EARNINGS, GAAP, AND ADJUSTED EBITDA RECONCILIATION $ Millions (Unaudited) 46,203 46,112 46,022 45,930 45,838 Net earnings (loss) on GAAP basis 236 182 144 225 -98 Income taxes (benefit) 42 3 24 -8 35 Depreciation and amortization 141 133 126 122 135 Interest expense 41 45 46 59 55 Interest income -19 -11 -10 -10 -11 EBITDA 441 351 330 389 116 EBITDA margin 0.21600000000000003 0.19399999999999998 0.19600000000000001 0.24600000000000002 7.5999999999999998 Prelim. fair value adj. on acquired inv. 0 0 Share-based compensation 45 51 45 45 44 Foreign currency exch. (gains) losses -2 1 -2 -1 37 Start-up costs 0 0 Restructuring charges 6 34 4 19 54 Impairment of assets held-for-sale 44 0 11 9 85 Gain on sale of business 0 -9 0 -,115 0 Financing fees -38 -14 -14 6 0 Integration, site consolidation and other 18 19 21 22 14 Adjusted EBITDA 521 433 395 347 350 Less: adjusted EBITDA attributable to noncontrolling interests 3 3 1 0 1 Adjusted EBITDA attributable to Coherent Corp. 524 436 396 373 351 Adjusted EBITDA margin attributable to Coherent Corp. 0.25600000000000001 0.24100000000000002 0.23500000000000001 0.23600000000000002 0.22899999999999998 NET EARNINGS RECONCILIATION, GAAP to non-GAAP $ Millions (Unaudited) 46,203 Net earnings attributable to Coherent Corp. on GAAP basis 241 Share-based compensation 54 Amortization of acquired intangibles 70 Foreign currency exch. (gains) losses -4 Restructuring charges 6 Impairment of assets held-for-sale 44 Gain on sale of business 0 Integration, site consolidation and other 18 Gain on sale of investment -38 Financing fees 0 Non-controlling interest impact of non-GAAP items 0 Tax impact of non-GAAP measures -39 Net earnings attributable to Coherent Corp. on non-GAAP basis 351 Basic weighted average shares, GAAP 195.7 Diluted weighted average shares, GAAP 202.2 Diluted weighted average shares, non-GAAP 202.2 Net diluted earnings per share attributable to Coherent Corp., GAAP $1.19 Net earnings per share attributable to Coherent Corp., non-GAAP $1.74 REVENUE BY SEGMENT [Data used for bar graph] $ Millions 45,838 45,930 46,022 46,112 46,203 Datacenter and Communications 1,018 1,090 1,208 1,362 1,615 0.79 0.70857315964859136 Industrial 511 491 478 444 431 0.21 Total 1,529 1,581 1,686 1,806 2,046 1 REVENUE BY MARKET [Data used for bar graph] $ Millions 45,838 45,930 46,022 46,112 46,203 Datacenter and Communications 1,018 1,090 1,208 1,362 1,615 0.79 Industrial 511 491 478 444 431 0.21 Total 1,529 1,581 1,686 1,806 2,046 1 REVENUE BY REGION [Data used for bar graph] $ Millions 45,382 45,473 45,565 45,657 45,747 North America 688 756 807 860 944 0.63 0.1 0.37 Europe 182 182 169 167 173 0.12 0.04 -0.05 Japan & Korea 155 167 165 187 177 0.12 -0.05 0.14000000000000001 China 154 173 170 184 161 0.11 rounded to foot -0.13 0.05 Other 30 36 37 37 43 0.03 0.16 0.43 Total 1,209 1,314 1,348 1,435 1,498 1 0.04 0.24 GROSS MARGIN RECONCILIATION $ Millions (Unaudited) 46,203 46,112 46,022 45,930 45,838 Gross margin on GAAP basis 787 680 623 579 546 Share-based compensation 7 6 6 6 6 Amortization of acquired intangibles 28 28 28 28 31 Fair value adjustment on acquired inventory 0 0 Start-up costs 0 0 Integration, site consolidation and other 0 0 0 0 0 Gross margin on non-GAAP basis 823 714 657 613 582 OPERATING EXPENSES RECONCILIATION $ Millions (Unaudited) 46,203 46,112 46,022 45,930 45,838 R&D on GAAP basis 216 186 166 155 156 Share-based compensation -8 -7 -7 -7 -6 Amortization of acquired intangibles 0 0 0 0 0 Start-up costs 0 0 Integration, site consolidation and other R&D on non-GAAP basis 208 178 159 148 150 SG&A on GAAP basis 266 268 259 252 245 Share-based compensation -39 -37 -32 -32 -33 Amortization of acquired intangibles -42 -42 -43 -42 -41 Financing fees 0 0 -1 0 0 Integration, site consolidation and other -17 -19 -21 -23 -14 SG&A on non-GAAP basis 169 170 162 156 157 Restructuring on GAAP basis 6 34 4 19 54 Restructuring -6 -34 -4 -19 -54 Restructuring on non-GAAP basis 0 0 0 0 0 Impairment of assets held-for-sale on GAAP basis 44 0 11 9 85 Impairment of assets held-for-sale -44 0 -11 -9 -85 Impairment of assets held-for-sale on non-GAAP basis 0 0 0 0 0 Gain on sale of business on GAAP basis 0 -9 0 -,115 0 Gain on sale of business 0 9 0 115 0 Gain on sale of business on non-GAAP basis 0 0 0 0 0 INCOME FROM OPERATIONS RECONCILIATION $ Millions (Unaudited) 46,203 46,112 46,022 45,930 45,838 Op. income on GAAP basis 254 201 184 259 6 Share-based compensation 54 51 45 45 44 Fair value adjustment on acquired inventory 0 0 0 0 0 Amortization of acquired intangibles 70 71 71 70 72 Restructuring charges 6 34 4 19 54 Financing fees 0 0 1 0 0 Impairment of assets held-for-sale 44 0 11 9 85 Gain on sale of business 0 -9 0 -,115 0 Integration, site consolidation and other 18 19 21 22 14 Op. income on non-GAAP basis 446 366 336 309 275 Non-GAAP Op. Margin Percentage 0.218 0.20300000000000001 0.19899999999999998 0.19500000000000001 0.18 NET EARNINGS RECONCILIATION $ Millions (Unaudited) 46,203 46,112 46,022 45,930 45,838 Net earnings (loss) attributable to Coherent Corp. on GAAP basis 241 191 147 226 -96 Share-based compensation 54 51 45 45 44 Amortization of acquired intangibles 70 71 71 70 72 Fair value adjustment on acquired inventory 0 0 Start-up costs 0 0 Foreign currency exch. (gains) losses -4 1 -2 -1 37 Restructuring charges 6 34 4 19 54 Impairment of assets held-for-sale 44 0 11 9 85 Gain on sale of business 0 -9 0 -,115 0 Integration, site consolidation and other 18 19 21 22 14 Gain on sale of investment -38 -14 -15 -7 0 Financing fees 0 0 1 12 0 Non-controlling interest impact of non-GAAP items 0 -6 0 0 0 Tax impact of non-GAAP measures -39 -61 -33 -60 -18 Net earnings attributable to Coherent Corp. on non-GAAP basis 351 276 248 221 192 GROSS MARGIN AND EARNINGS PER COMMON SHARE $ Millions (Unaudited) 46,203 46,112 46,022 45,930 45,838 Gross margin on GAAP basis 787 680 623 579 546 Share-based compensation 7 6 6 6 6 Amortization of acquired intangibles 28 28 28 28 31 Integration, site consolidation and other 0 0 0 0 0 Gross margin on non-GAAP basis 823 714 657 613 582 $ for EPS, $ Millions for shares (Unaudited) 46,203 46,112 46,022 45,930 45,838 Common shares, GAAP 195.7 190.2 167.5 156.19999999999999 155.5 Effect of dilutive securities: Common stock equivalents 6.6 6.1 5.5 4.5999999999999996 0 Series B Redeemable Preferred Stock 0 0 19.8 29.9 0 Diluted weighted average common shares, GAAP 202.2 196.4 192.8 190.7 155.5 Common shares, Non-GAAP 195.7 190.2 167.5 156.19999999999999 155.5 Effect of dilutive securities: Common stock equivalents 6.6 6.1 5.5 4.5999999999999996 3.7 Series B Redeemable Preferred Stock 0 0 19.8 29.9 0 Diluted weighted average common shares, Non-GAAP 202.2 196.4 192.8 190.7 159.19999999999999 Net earnings (loss) attributable to Coherent Corp., GAAP Basic Earnings (Loss) Per Share 1.23 1.01 0.87 1.24 -0.83 Diluted Earnings (Loss) Per Share 1.19 0.97 0.76 1.19 -0.83 Net earnings attributable to Coherent Corp., non-GAAP Basic Earnings Per Share 1.79 1.45 1.47 1.2 1.02 Diluted Earnings Per Share 1.74 1.41 1.29 1.1599999999999999 1 NET EARNINGS, GAAP, AND ADJUSTED EBITDA RECONCILIATION $ Millions (Unaudited) 46,203 46,112 46,022 45,930 45,838 Net earnings (loss) on GAAP basis 236 182 144 225 -98 Income taxes (benefit) 42 3 24 -8 35 Depreciation and amortization 141 133 126 122 135 Interest expense 41 45 46 59 55 Interest income -19 -11 -10 -10 -11 EBITDA 441 351 330 389 116 EBITDA margin 0.21600000000000003 0.19399999999999998 0.19600000000000001 0.24600000000000002 7.5999999999999998 Prelim. fair value adj. on acquired inv. 0 0 Share-based compensation 45 51 45 45 44 Foreign currency exch. (gains) losses -2 1 -2 -1 37 Start-up costs 0 0 Restructuring charges 6 34 4 19 54 Impairment of assets held-for-sale 44 0 11 9 85 Gain on sale of business 0 -9 0 -,115 0 Financing fees -38 -14 -14 6 0 Integration, site consolidation and other 18 19 21 22 14 Adjusted EBITDA 521 433 395 347 350 Less: adjusted EBITDA attributable to noncontrolling interests 3 3 1 0 1 Adjusted EBITDA attributable to Coherent Corp. 524 436 396 373 351 Adjusted EBITDA margin attributable to Coherent Corp. 0.25600000000000001 0.24100000000000002 0.23500000000000001 0.23600000000000002 0.22899999999999998 NET EARNINGS RECONCILIATION, GAAP to non-GAAP $ Millions (Unaudited) 46,203 Net earnings attributable to Coherent Corp. on GAAP basis 241 Share-based compensation 54 Amortization of acquired intangibles 70 Foreign currency exch. (gains) losses -4 Restructuring charges 6 Impairment of assets held-for-sale 44 Gain on sale of business 0 Integration, site consolidation and other 18 Gain on sale of investment -38 Financing fees 0 Non-controlling interest impact of non-GAAP items 0 Tax impact of non-GAAP measures -39 Net earnings attributable to Coherent Corp. on non-GAAP basis 351 Basic weighted average shares, GAAP 195.7 Diluted weighted average shares, GAAP 202.2 Diluted weighted average shares, non-GAAP 202.2 Net diluted earnings per share attributable to Coherent Corp., GAAP $1.19 Net earnings per share attributable to Coherent Corp., non-GAAP $1.74

coherent.com/company/investor-relations